                           DELIVERED GAS PURCHASE CONTRACT

    The contract, dated December 1, 1985 effective upon the date designated herein, is by and between:

         GATEWAY ENERGY CORPORATION
         P. O. Box 524
         Englewood, Colorado 80151

(hereinafter called "Seller" whether one or more) and THE MONTANA POWER COMPANY (hereinafter called "Buyer").

                                 W I T N E S S E T H:

    WHEREAS, Seller owns or otherwise controls the rights to produce natural gas from certain lands located in the State of Montana, on which Seller has developed gas production; and

    WHEREAS, Buyer is willing to buy gas which may be produced by Seller in commercial quantities; and

    WHEREAS, Seller has available commercial quantities of gas which Seller is willing to sell to Buyer; and

    WHEREAS, the parties hereto are desirous of entering into a contract providing for the sale by Seller and purchase by Buyer of volumes of gas developed by Seller;

    NOW, THEREFORE, in consideration of the promises and the covenants herein contained, Seller agrees to sell and deliver to Buyer and Buyer agrees to purchase and receive from Seller, pursuant to the terms and conditions hereinafter set forth, all of the gas produced by Seller from Seller's lands.

                             ARTICLE I. GENERAL PROVISIONS

    SECTION 1 - TERM. This contract shall become effective on the effective date hereof and shall continue in effect for a period of twenty (20) contract years and thereafter from year to year until canceled by one (1) year's written notice from one party to the other.

    SECTION 2 - EFFECTIVE DATE. The effective date of this contract is December 1, 1985.

    SECTION 3 - TYPE OF CONTRACT. This contract is a Delivered Gas Purchase Contract.

    SECTION 4 - NOTICES. Notices to Buyer shall be addressed to:

              The Montana Power Company
              40 East Broadway
              Butte, Montana 59701

    Notices to Seller shall be addressed to:

              Gateway Energy Corporation
              P. O Box 524
              Englewood, Colorado 80151

    Either party may change its address under this section at any time upon written notice to the other party.

                             ARTICLE II. QUANTITY OF GAS


    SECTION 1 - VOLUME OBLIGATION. Commencing with the initial delivery of gas hereunder, the volume of gas which Buyer shall be obligated to take and pay for, or pay for if available and not taken, shall be the daily contract quantity
(DCQ). The DCQ shall equal one million (1,000,000) cubic feet for each 7.3 Bcf (7,300,000,000 cubic feet) of recoverable gas reserves, with a minimum DCQ of two million (2,000,000) cubic feet per day, subject to Seller having available for delivery 150 percent of the DCQ.


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


    SECTION 2 - INITIAL DCQ.   The DCQ shall equal 66-2/3 percent of the daily
volume available for delivery by Seller up to a maximum of two million (2,000,000) cubic feet, except as hereinafter provided.

    The initial DCQ shall be established as soon as practical, but not more than three months after initial delivery allowing Seller sufficient time to solve any start-up problems. Seller shall notify Buyer when Seller is ready, and a monthly production period will be used as a production test provided, however, that under no circumstances will Buyer be required to conduct a production test during the months of June, July or August. The initial DCQ shall be equal to 66-2/3 percent of the average daily delivery during the production test. For the period from initial delivery to the first day of the initial production test, Buyer's take-or-pay obligation shall be equal to the volume actually delivered and accepted.

    Should Seller increase his deliverability and desire to increase the DCQ, Seller may request a new production test for that purpose, provided that such new production test shall be not less than six (6) months from the last production test and provided further that under no circumstances will Buyer be required to conduct a production test during the months of June, July or August.

    Establishment of DCQ based on 66-2/3 percent of deliverability during a production test shall be applicable only for DCQ's up to two million (2,000,000) cubic feet.

    SECTION 3 - ALTERNATIVE DCQ BASED UPON DETERMINATION OF RESERVES. At such time as 66-2/3 percent of deliverability exceeds two million (2,000,000) cubic feet, the DCQ shall be one million (1,000,000) cubic feet for each 7.3 Bcf (7,300,000,000 cubic feet) of recoverable gas reserves or two million (2,000,000) cubic feet, whichever is greater.

    SECTION 4 - LIMITATIONS UPON BUYER'S OBLIGATION TO PURCHASE GAS.

    (a) DELIVERY CAPACITY OF SELLER. After commencement of initial delivery, Buyer's obligations to purchase the annual contract volume during each contract year is conditioned upon Seller having the capability at all times of delivering a daily volume of gas equal to at least 150 percent of the DCQ.

    (b) FAILURE TO DELIVER CONTRACT VOLUME. If the Seller fails for any calendar month to deliver to Buyer the daily quantity of gas requested by Buyer up to 150 percent of the DCQ, Buyer may notify Seller in writing of such failure. Seller shall have such time as may be necessary, but in no event more than twelve (12) months from the date of receipt by Seller of Buyer's notice, in which to restore its ability to deliver such quantity, during which period the DCQ shall be reduced to 66-2/3 percent of the average daily volume of gas Seller delivered to Buyer during the calendar month on which Buyer's notice was based. After Seller attempts to restore its ability to deliver 150 percent of the DCQ in effect prior to such notice and reduction and after Seller gives written notice to Buyer that it is ready for a test, or following the end of said twelve (12) month period, Buyer shall conduct a production test using a monthly production period in which Seller must demonstrate delivery of 150 percent of the DCQ in effect prior to such notice and reduction on each day, provided, however, that under no circumstances will Buyer be required to conduct a production test during the months of June, July or August. In the event Seller's efforts to restore its ability to deliver 150 percent of the DCQ in effect prior to such notice are unsuccessful, as evidenced by said production test, Buyer shall have the right to reduce the DCQ to a volume equal to 66-2/3 percent of the average daily volume of gas delivered to Buyer during the calendar month of said delivery test. If 66-2/3 percent of deliverability results in a DCQ less than l00 MCFD, the DCQ shall be assigned a value of zero. If a zero DCQ is assigned, Seller shall nonetheless continue to produce and deliver gas to Buyer and Buyer shall take and pay for gas delivered on a best efforts basis.

                       ARTICLE III. RESERVES AND DELIVERABILITY

    SECTION 1 - COMMITMENT OF GAS RESERVES. Seller hereby commits to the performance of this contract all of the gas produced by Seller from the lands specified and described on Schedule "A."

    SECTION 2 - DETERMINATION OF GAS RESERVES. After the execution of this contract, and thereafter from time to time as new wells are completed or discoveries of gas are made on

Seller's lands, Seller will provide Buyer with the basic geological, engineering, production and other data within Seller's possession which would be needed in making a determination of gas reserves and deliverability of each well.

    One (1) month after Buyer has received said data, Buyer shall furnish
Seller an estimate of recoverable gas reserves. Within fifteen (15) days after Buyer's furnishing its estimate of the recoverable gas reserves, Seller shall advise Buyer whether Buyer's estimate is acceptable. If Buyer's estimate of such recoverable gas reserves is not acceptable to Seller, and Seller and Buyer are unable to negotiate an agreeable settlement, then the matter shall be determined by arbitration as provided in Article XII. The recoverable gas reserves when determined will form the basis for determining the DCQ and take-or-pay obligations subject, however, to the provisions of Article II.

    SECTION 3 - SUBSEQUENT REDETERMINATIONS OF RECOVERABLE GAS RESERVES. Either party may request, in writing, a redetermination of recoverable gas reserves between March 1 and June 30, inclusive, of every second contract year hereof. After such request, Buyer shall, between July 1 and September 1, estimate the quantity of Seller's recoverable gas reserves and promptly provide Seller with a statement thereof. Within fifteen (15) days after Buyer's furnishing its estimate of such reserves, Seller shall advise Buyer whether Buyer's estimate of such reserves is acceptable. If Seller and Buyer reach agreement on Seller's recoverable gas reserves, or the matter is determined by arbitration, then such reserve agreement or determination shall form the basis for determining the DCQ effective the following January 1, subject, however, to the provisions of
Article II.

    SECTION 4 - RECOVERABLE GAS RESERVES. In making the determination of recoverable gas reserves, all pertinent factors shall be considered and given due weight, including but not limited to the production-pressure decline curve, if sufficient data is available, and a volumetric determination of reserves which is based upon the thickness of the gas bearing sands, the acres in which the production occurs, the porosity and water saturation of said sands, the pressures occurring in the formation and at which the gas is produced, and the recovery factor.

    SECTION 5 - ARBITRATION OF RESERVES. If Seller and Buyer are unable to agree upon the Recoverable Gas Reserves and such disagreement cannot be resolved by negotiation within sixty (60) days after Buyer has submitted its determination of recoverable gas reserves, then the determination of such reserves will, at the request of either party, be submitted to arbitration as provided in Article XII.


                                 ARTICLE IV. DELIVERY

    SECTION 1 - DELIVERY PRESSURE. Delivery by Seller of gas shall be made at a pressure that is sufficient to effect delivery of gas into Buyer's pipeline at existing working pressure maintained therein from time to time not to exceed one thousand (1,000) pounds per square inch gauge. Maintenance by Seller of sufficient pressure to enter Buyer's pipeline shall be a condition of Buyer's obligation to purchase and receive from Seller the quantities of gas specified in Article II hereof.

    SECTION 2 - DELIVERY POINT. Delivery of natural gas hereunder shall be at a mutually agreeable single point on Buyer's transmission line in the NE NE of
Section 20, T33N, RlW, Toole County, Montana. Additional delivery points may be used upon the written agreement of the parties hereto.

    SECTION 3 - NOTICE TO BUYER. Seller will advise Buyer at the earliest date possible after Seller has determined it will connect a well of its best estimate of the initial delivery date.

    SECTION 4 - TITLE. Title to all gas shall pass at the point of delivery.

                                   ARTICLE V. PRICE

    SECTION 1 - AMOUNT. The price to be paid by the Buyer to the Seller for the gas delivered to the Buyer at the delivery points or for take-or-pay payments shall be the lesser of:

    a) Two dollars and seventy-five cents ($2.75) per Mcf. This price will be redetermined at two year intervals with the first price renegotiation effective January 1, 1988. Price renegotiation shall be conducted as per Article V,

Section 5 hereof. No adjustment will be made to this price for reimbursement of production related taxes or any other NGPA Section 110 add ons; or

    b) The applicable maximum lawful price established by the Natural Gas
Policy Act (NGPA) and the regulations promulgated thereunder (weighted according to the respective volumes of gas subject to different maximum lawful prices) up to a ceiling price of the maximum lawful price under Section 102 of the NGPA. Proper adjustments shall be made monthly for pressure base and BTU content.

    In the event Seller does not furnish Buyer with the statement required by
Article XI, Section 1(b), the price to be paid by Buyer shall be the applicable maximum lawful price established by Section 109 of the NGPA without an allowance for state severance taxes borne by the Seller.

    SECTION 2 - BTU ADJUSTMENT. If the gas delivered hereunder has a gross heating value of less than one thousand (1,000) BTU per cubic foot, then the price payable for such gas shall be reduced. If the gas has a gross heating value of more than one thousand (1,000) BTU per cubic foot, then the price payable for such gas shall be increased. Such reduced or increased price shall be determined by multiplying the price otherwise payable by a fraction, the numerator of which is the actual gross heating value of the gas delivered, expressed in BTU per cubic foot, and the denominator of which is one thousand (1,000); provided, however such fraction shall not exceed 12/10 even though the gross heating value of the gas is found to be in excess of one thousand two hundred (1,200) BTU per cubic foot.

    SECTION 3 - TAKE-OR-PAY OBLIGATION. If during any calendar year Seller has available for delivery 150 percent of the DCQ and Buyer does not take a total volume of gas equal to the ACQ in said calendar year, then, on or before the 25th day of the following January Buyer shall mail payment to Seller, as a take-or-pay payment, the value of such volume of gas not taken below the ACQ; calculated with a unit price representing the average unit price applicable in the preceding year. There shall be no BTU adjustment when calculating payment for gas available but not taken.

    SECTION 4 - MAKE-UP OF DEFICIENCIES IN PURCHASE.

    (a) Beginning with initial delivery hereunder, all volumes of gas taken by Buyer during a contract month in excess of the monthly contract quantity, up to a total quantity having a total value (calculated at the price being paid hereunder at the time such gas is so made up) equal to the payments theretofore made by Buyer to Seller for gas not taken, shall be credited to the make-up of take-or-pay deficiencies incurred in any of the contract years following the contract year in which the deficiency occurred. Nothing contained in this
Section 4 shall reduce Buyer's obligation to take and pay for, or nevertheless pay for, if available and not taken, the annual contract volume during each contract year.

    (b) Gas taken in excess of the annual contract volume in any year shall first be credited against amounts of gas paid for but not taken in any prior year, and the balance, if any, shall be carried forward as a credit against annual contract volume deficiencies occurring in any subsequent year; provided, however, that no credit shall exist for a period longer than five (5) years.

    (c) In the event that this contract terminates for any reason other than the breach of the terms hereof by Buyer prior to the Buyer's recovery of any volumes paid for but not taken hereunder, or if a zero DCQ is assigned, Seller shall pay to Buyer 100 percent of the outstanding sums paid by Buyer for gas not taken.

    SECTION 5 - RENEGOTIATION OF PRICE. Either party shall have the right to demand renegotiation, pursuant to this Article between March 1 and June 30, inclusive, prior to the anniversary date of each second contract year. Failure to make the demand in writing within the times allowed shall be deemed a waiver of the right to renegotiate. The first price renegotiation hereunder will be effective January 1, 1988.

    SECTION 6 - FAIR MARKET PRICE. The price redetermined shall be the fair market price of the gas which is subject to this agreement. The fair market price of the gas is the price paid or value obtained for natural gas produced in Montana under similar delivery conditions, or adjusted for similar delivery conditions, on sales to, or for ultimate delivery to pipeline transmission companies, or wellhead sales. In determining the fair market price, all, pertinent factors, such as point of delivery, cost of gathering, quality, quantity and delivery pressure, shall be considered and given due weight.

    If the parties are successful in negotiating a price, as provided above, or if the price is determined by arbitration, said price shall become effective on the "anniversary date" for which such price negotiation is requested.

    SECTION 7 - ARBITRATION DEMAND. If the parties are unable to agree upon the fair market price by sixty (60) days prior to the appropriate "anniversary date" then either party shall have the right to demand that the matter of redetermination of price be submitted to arbitration as provided in Article XII, provided that if no such demand is made and delivered within ten (10) days of the date the right to invoke arbitration arises, the right shall be deemed waived, and the price in effect on the "anniversary date" shall remain in effect.

                               ARTICLE VI. DEFINITIONS

    For the purpose of this contract, the following words and terms are defined as follows:

    1. The first "CONTRACT YEAR" means that period of time commencing on the effective date hereof and extending to, but not including the following January l, which date shall constitute the anniversary date of this contract. Thereafter, each subsequent "contract year" shall mean that period of time commencing with an anniversary date of this contract and extending to, but not including the following anniversary date.

    2. The "ANNIVERSARY DATE" of this contract is deemed to be January l in each contract year.


    3. "DAY" means a period of twenty-four (24) consecutive hours beginning and ending at 8:00 a.m., Mountain Standard Time. The reference date for any day shall be the calendar date upon which said 24-hour period shall commence.

    4. "MONTH" means the period of time beginning at 8:00 a.m., Mountain Standard Time, on the first day of a calendar month and ending at 8:00 a.m., Mountain Standard Time, on the first day of the next calendar month.

    5. "SELLER'S LANDS" means the real property and all natural gas production from the real property described in Schedule "A" attached to this contract, including all geologic zones and horizons underlying the property unless otherwise limited on Schedule "A."

    6. "LEASE" means any right of Seller to drill for, produce, and dispose of gas in, under and from Seller's lands, and includes any document evidencing such right now or hereafter acquired.

    7. "GAS" means either natural gas obtained from the wells or the residue remaining after the natural gas has been treated by Seller for the removal of any of its constituent parts other than methane and the removal of methane to such extent as is necessary in removing other constituents, as the context may require, but not including casinghead gas.

    8. "RECOVERABLE GAS RESERVES" means the total quantity of gas which is determined or redetermined at a future date to be economically recoverable from each gas production unit and available for delivery as of the date of initial delivery hereunder after processing, if any, to satisfy the quality specifications hereof, less the quantities of gas reserved by the Seller hereunder. Such reserves shall be computed by accepted reservoir engineering and geological procedures, and shall consist of only those reserves owned or controlled by Seller and underlying or attributable to Seller's lands listed on Schedule "A." Recoverable gas reserves means original, NOT remaining, recoverable reserves.

    9. "RESERVOIR" means stratigraphic trap, or pool, from which gas is produced, and one (1) or more "reservoirs" may be produced by means of a single well.

    10. "GAS PRODUCTION UNIT" means one governmental section (640 acres more or less), unless otherwise agreed between the parties or established by the Montana Oil and Gas Conservation Commission. As to the units on which there are wells completed in more than one producing formation, each such formation shall be considered as a separate gas production unit.

    11. "CUBIC FOOT OF GAS" is the unit of volume for purposes of measurement hereunder, except for gross heating value, and means one cubic foot of gas at a temperature of

60 DEGREES F and at a pressure of 14.73 per square inch absolute. For purposes of measurement, the atmospheric pressure shall be assumed to remain constant at 13.0 pounds per square inch absolute.

    12. "MCF" means one thousand (1,000) cubic feet.

    13. "BTU" means British thermal unit.

    14. "GROSS HEATING VALUE" means the total calorific value expressed in Btu's obtained by the complete combustion at constant pressure of the amount of gas which would occupy a volume of one cubic foot at a temperature of 60 DEGREES F if saturated with water vapor and under a pressure equivalent to that of 30 inches of mercury at 32 DEGREES F and under standard gravitational force (980.665 cm. per sec., per sec.) with air of the same temperature and pressure as the gas, when the products of combustion are cooled to the initial temperature of gas and air and when the water formed by combustion is condensed to the liquid state.

    15. "DCQ" means the Daily Contract Quantity and is defined in Article II of this agreement.

    16. "MONTHLY CONTRACT QUANTITY" or "MCQ" means the DCQ times the number of days in any particular contract month.

    17. "ANNUAL CONTRACT QUANTITY" or "ACQ" means the DCQ times the number of days applicable to that DCQ within that particular contract year.

    18. "INITIAL DELIVERY" means the date on which Buyer first receives gas produced from a well on Seller's land.


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    19. "DELIVERABILITY" means the average volume of gas
available for delivery.


                        ARTICLE VII. SELLER'S REPRESENTATIONS


    SECTION 1 - LEASES. Seller represents and warrants that it is the owner of valid oil and gas leases or other documents of title which grant to Seller the right to produce and dispose of Seller's share of the natural gas from the land described in Schedule "A" and agrees to maintain all of such right to produce and sell gas in full force and effect, at its own expense; provided, that Seller shall not be required to retain by payment of delay rentals any acreage which, in Seller's judgment, will not be productive of gas in commercial quantities.

    SECTION 2 - WARRANTY OF TITLE. Seller warrants that, to extent of Seller's interest as indicated on Schedule "A," it has the right to produce and sell to Buyer, and that Seller has merchantable title to, and that Seller has authority to sell, Seller's share of gas which is produced from the wells on Seller's lands. Seller agrees to indemnify and save Buyer harmless from any and all suits, claims and liens of any nature relating to such gas or the title thereto.

    If there is a defect in Seller's title, Seller shall, with reasonable promptness, attempt to remedy said defect. If Seller's title shall at any time be questioned, or involved in litigation, Buyer shall have the right to
(1) refuse to accept deliveries of gas hereunder, or (2) withhold (without interest) the proceeds payable for the gas produced from the particular property in litigation or dispute during the period of such litigation or until said title is freed from such question, or until Seller shall furnish a bond, in form and with sureties acceptable to Buyer, conditioned to save Buyer harmless.

    Seller agrees, upon the reasonable request of Buyer, to furnish for examination all abstracts of title which Seller has or may have covering acreage committed hereunder, authentic copies of Seller's leases, delay rental receipts covering such acreage, and any other title information pertaining to such acreage which Seller may have.

                     ARTICLE VIII. BUYER'S & SELLER'S OBLIGATION

    SECTION 1 - GAS TO BE PURCHASED AND SOLD. Subject to the provisions of this agreement, during the term hereof the Seller shall gather, compress, sweeten, if necessary, dehydrate, sell and deliver to the Buyer, and the Buyer shall purchase and receive from the Seller at the delivery point the natural gas produced from the Seller's lands described in Schedule "A."

    (a) SELLER'S OBLIGATION TO DELIVER. Subject to the provisions of this Article, the Seller shall deliver gas to Buyer's transmission system as provided in Article IV hereof, in such volume and at such times as requested by Buyer, provided that Seller shall not be required to produce gas from wells in excess of the lesser of (1) the legal capacity of each well as may be fixed from time to time by law or regulatory bodies, or (2) the delivery capacity of each well.

    (b) LIMITATION ON SELLER'S OBLIGATIONS. Seller shall not be obligated to deliver gas hereunder from any well at a rate which in the opinion of the Seller, acting as a reasonably prudent operator, would be injurious to such well or to the reservoir or reservoirs from which such well is produced.

    (c) RESERVATION OF GAS BY THE SELLER: The Seller reserves the following rights:

    (1) the right, at Seller's option, to retain or allow others to retain such quantities of gas produced from the lands described in Schedule "A" as the Seller may need or require to fulfill the obligations of the Seller under the terms of its lease or other document under which it derives title to its gas rights;

    (2) the right at Seller's option to such quantities of gas produced from Seller's lands as Seller may need or require for development, production and delivery of gas for sale under this contract.

    (3) the right at Seller's option to process gas produced from Seller's lands for the removal of any component, other than methane, prior to delivery of such gas to the Buyer, which components so removed shall belong to the Seller; provided, however, that the gas which is delivered to Buyer after such processing shall meet the quality requirements of Article IX hereof.

    SECTION 2 - SELLER'S OBLIGATION TO MAINTAIN WELLS. Seller shall use diligence in maintaining said wells and the appliances and machinery appurtenant thereto in good and efficient working order at all times and in such manner that each of said wells will at all times be able to produce the amounts of gas required to be delivered by Seller under this contract. The obligations of Seller hereunder are subject to the ability of Seller's wells to produce without waste and in accordance with prudent oil and gas field practice. Seller reserves the right, subject to this agreement, to control the Seller's lands and leaseholds and the operations thereon producing gas to be sold to Buyer; such reserved rights include, but are not limited to, the right to unitize or pool its leases with its own or others, the right to determine when, where, or whether to drill new wells, to repair and rework old wells, and to abandon any well or surrender any lease when no longer deemed by Seller to be capable of producing gas in paying quantities under normal methods of operation.

    SECTION 3 - WELLS. The gas wells connected under this contract shall be equipped and maintained in good operating condition, in accordance with approved practices, without cost to Buyer. In the event liquids exist, requiring separation from the gas, then Seller agrees to install, operate, and maintain, without cost to Buyer, such liquid removal equipment operated at normal temperature, as may be necessary to separate such liquids from the gas.

    SECTION 4 - SELLER'S OBLIGATION TO MAINTAIN THE GATHERING SYSTEM. Seller shall diligently maintain the facilities used to produce and deliver the gas from Seller's lands as described on Schedule "A" up to the point of delivery. Seller shall be, at no expense to Buyer, responsible for the installation and operation of all equipment, piping and Seller's gathering system up to the point of delivery.

    SECTION 5 - DRAINAGE. If a reservoir producing gas delivered to Buyer under this contract is produced by anyone other than Seller at a rate which makes imminent, in Seller's judgment, the drainage of gas from Seller's lands, then Seller shall immediately notify Buyer in writing of the existence of such situation and may request that Buyer, to the extent reasonably possible, increase its takes from Seller by a volume sufficient to protect Seller from drainage of the reservoir. If Buyer is unable to increase takes sufficiently to protect Seller from drainage, Buyer agrees to permit Seller to seek another purchaser for those volumes needed to avoid drainage.


                             ARTICLE IX.  QUALITY OF GAS


    SECTION 1 - GENERAL STANDARDS. Seller agrees that the gas delivered hereunder shall be merchantable natural gas, at all times complying with the following quality requirements:

    (a) The gas shall be in its natural state as produced, including all hydrocarbon constituents therein contained, except gas from which Seller has removed liquid or liquifiable hydrocarbons. Seller shall also have the right to remove nonhydrocarbon constituents and hydrocarbons as required to remove other constituents. Seller may enrich the gas to the extent required to meet the gross heating requirements set forth in paragraph (b) below, and may subject the gas, or permit the gas to be subjected to compression, cooling, cleaning and other processes.

     (b) The weighted average gross heating value of gas delivered to Buyer hereunder shall not be less than nine hundred (900) Btu's per cubic foot, and shall not be more than twelve hundred (1,200) Btu's per cubic foot as defined in
Article VI, Section 14. Buyer may reject delivery of gas having a weighted average gross heating value of less than nine hundred (900) Btu's or more than twelve hundred (1,200) Btu's.

     (c) The gas shall be merchantable and usable by the ultimate consumers thereof without further treatment. The terms merchantable and usable shall mean conforming to the seven specifications stated below. In particular, the gas delivered hereunder at the delivery point shall be commercially free of dust, gum, gum-forming constituents, gasoline, and other solid or liquid matter that may become separated from the gas during transportation thereof and shall conform to the following specifications:

1. Dust, rust or other solids           None
2. Carbon dioxide                       Not more than 2% by volume
3. Oxygen                               Not more than 1% by volume
4. Hydrogen sulfide                     Not more than 1/4 grain per
                                           100 cubic feet
5. Total sulfur                         Not more than 20 grains per
                                           100 cubic feet
6. Liquid water                         None
7. Temperature                          Not more than 120 DEGREES F


     SECTION 2 - DELIVERED CONTRACT QUALITY STANDARDS. In addition to the quality standards set forth above in Section 1 of this Article, the gas delivered by Seller under this Delivered Gas Purchase Contract shall have been dehydrated by Seller for removal of water present therein in a vapor state, and shall in no event contain more than four (4) pounds of water vapor per one million (1,000,000) cubic feet of gas, and shall be free from hydrocarbons liquifiable at temperatures in excess of fifteen degrees Fahrenheit (15 DEGREES F) at pressures up to eight hundred (800) psig.

     SECTION 3 - BUYER'S OPTION TO TREAT. Buyer, at its option, may refuse to accept delivery of any gas not meeting the quality specifications set out in this Article. Thereafter, Seller shall have the right to conform the gas to the above specifications. If Seller does not elect to conform the gas to said specifications, then Buyer may, at its option, accept gas tendered by Seller hereunder which does not meet the specifications above, treat same to conform to said specifications and charge Seller for the actual cost of such treating, including (but not limited to) amortization, fuel and shrinkage.

                        ARTICLE X.  MEASUREMENT AND TESTS

     SECTION 1 - UNIT OF VOLUME. The unit of volume for all gas hereunder shall be one (1) cubic foot of gas as defined in Article VI, Section 11.

     SECTION 2 - SALES UNIT. The sales unit of the gas delivered hereunder shall be one thousand (1,000) cubic feet.

     SECTION 3 - OWNERSHIP OF MEASURING EQUIPMENT. All measuring devices, and materials required at the point or points of delivery shall be installed, maintained, and operated, or furnished by Buyer at Buyer's expense. Seller may install and operate check measuring equipment provided it does not interfere with the use of Buyer's equipment in determining the volumes of gas delivered by Seller to Buyer at the points of delivery.

     SECTION 4 - METERING AND COMPUTATION OF VOLUME. The gas shall be metered by orifice meters or other measurement facilities constructed, installed and maintained by Buyer at or near the point or points of delivery. Such measurement facilities of Buyer shall be constructed and installed in accordance with the applicable provisions of the American Gas Association's "Gas Measurement Committee Report No. 3," as revised March, 1978 and reprinted June, 1979. The volumes of gas delivered to Buyer shall be computed from the meter records and converted into the units of measurement specified herein in accordance with the methods prescribed in Gas Measurement Committee Report No. 3 of the American Gas Association, including the appendix thereto, as revised

March, 1978 and reprinted June 1979, or any subsequent revision thereof acceptable to Buyer and Seller. Corrections shall be made for deviation from the Ideal Gas Laws at the pressure and temperature at which the gas is metered. To determine the factors for such correction, a quantitative analysis of the gas shall be made at reasonable intervals with such apparatus as shall be agreed upon by Buyer and Seller, and such factors shall be obtained from data contained in Report NX-19, as published by the American Gas Association in December, 1962, or any subsequent revision thereof acceptable to Buyer and Seller. For the purpose of measurement and meter calibration, the atmospheric pressure shall be assumed to be 13.0 pounds per square inch, irrespective of variations in natural atmospheric pressure from time to time.

     SECTION 5 - SPECIFIC GRAVITY. The specific gravity of the gas flowing through the delivery meter, or meters, shall be determined by Buyer, or, at Seller's election, by joint tests, at monthly intervals. All such determinations of specific gravity shall be made by a standard gravity balance or by a gravitometer employing the "Momentum Method" of specific gravity determinations as described in Chapter VII, "Determination of Specific Gravity," of the American Gas Association Gas Measurement Manual, 1963 edition. The specific gravity of the gas flowing through each meter determined by either of the above-mentioned methods shall be used in computing the volume of gas delivered through such meter. The specific gravity determined by any test shall apply from the date the test was taken until the date of the next test.

     SECTION 6 - TEMPERATURE. The temperature of the gas delivered at the points of delivery hereunder shall be determined by means of a recording thermometer. The arithmetic average of readings taken while gas is flowing during each chart period shall be used in computing the volumes delivered hereunder.

     SECTION 7 - EQUIPMENT TESTING. The accuracy of Buyer's measuring equipment shall be verified by test, using means and methods generally acceptable in the gas industry, at least annually or otherwise as agreed to by Buyer and Seller. Seller shall have the right to witness and verify all tests of Buyer's measuring equipment. Measuring equipment found to be registering inaccurately shall be adjusted to read as accurately as possible. If Seller fails to witness any test, the results of the test shall nevertheless be considered accurate until the next test. All tests of such measuring equipment shall be made at Buyer's expense, except that Seller shall bear the expense of tests made at its request if the inaccuracy is found to produce an error of two percent (2%) or less in the measurement of gas.

     SECTION 8 - MEASURING EQUIPMENT OUT OF REPAIR. If, for any reason, any measuring equipment is inoperative or inaccurate so that the volume of gas delivered is not correctly indicated by the reading thereof, and if such reading is in error by more than two percent (2%) in the measurement of gas, then the volume of gas delivered, during the period such measuring equipment is inoperative or inaccurate, shall be determined by the parties hereto on the basis of the best data available using the first of the following methods which is feasible:

     (a) By using the registration of any check measuring equipment installed and accurately registering;

     (b) By correcting the error if the percentage of error is ascertainable by calibration, test or mathematical calculations; or

     (c) By comparing deliveries made during preceding periods under similar delivery conditions when the meter was registering accurately.

     An adjustment based on such determination shall be made for such period of inaccuracy as may be definitely known, or if not known, then for one-half the period since the date of the last meter test. In no event, however, shall any adjustment extend back beyond six months from the date the error was first made known by one party hereunder to the other.

     SECTION 9 - INSPECTION OF EQUIPMENT. Buyer and Seller shall have the right to inspect equipment installed or furnished by the other party, and the charts and other measurement or test data of the other party, at all times during business hours; but the reading, calibration, and adjustment of such equipment and changing of charts shall be done only by the party installing and furnishing the same. Unless the parties otherwise agree, each party shall preserve all original test data, charts, and other similar records in such party's possession for a period of at least five (5) years.

     SECTION 10 - GROSS HEATING VALUE. The gross heating value per cubic foot of gas shall be determined at least monthly by the Buyer at the Buyer's expense, using an accurately calibrated Cutler-Hammer recording calorimeter, from samples of the gas taken at the delivery point or points. The Seller shall have the right to witness any and all tests of gross heating value made by the Buyer. The Seller shall have the right at any time to make or to require the Buyer to make a special test of the gross heating value of gas delivered hereunder, but the Seller shall bear the expense of any special tests made at its request.

     SECTION 11 - HYDROGEN SULPHIDE. Tests to determine hydrogen sulphide content shall be made whenever necessary to determine whether the gas meets the requirements of Article IX hereof. Such tests shall be made at the expense of the Buyer. Seller shall have the right to witness and verify all tests.

     SECTION 12 - DATA TO BE PROVIDED TO SELLER. Buyer shall provide Seller with all information, data, test results, reservoir information, etc., immediately upon receipt of same by Buyer, to the end that at all times Seller shall have all information relative to its wells that is available to Buyer.

                        ARTICLE XI. STATEMENT AND PAYMENT

     SECTION 1 - STATEMENTS.

     (a) BUYER'S STATEMENT. On or before the fifteenth (15th) day of each calendar month after deliveries of gas are commenced hereunder, the Buyer shall render to Seller a statement showing the amount of gas delivered during the preceding calendar month, together with sufficient information to explain and support any adjustment by the Buyer with respect to the BTU value of gas delivered in determining the amounts stated to be due.

     (b) SELLER'S STATEMENT. On or before the fifteenth (15th) day of each calendar month after deliveries of gas are commenced hereunder, the Seller shall render to Buyer a statement showing the total volume of gas delivered to Buyer during the preceding calendar month, together with sufficient information to explain and support the application of particular NGPA maximum lawful prices to particular volumes of gas, and to explain and support the amount of allowable state severance taxes borne by the Seller. If Seller fails to render such statement, Buyer shall nonetheless make payment under this Article at the alternative price established by Article V, Section 1(b).

SECTION 2 - PROTEST OF STATEMENT.

     (a) Seller shall have, upon request made within one year after receipt of the Buyer's statement referred to in the previous section the right to examine the meter charts and computations upon which such statements are based. If the Seller deems such charts or computations to be inaccurate, Seller may protest the statement within ninety (90) days of the receipt of the meter charts and computations, and may request a check to be made of the meter installed, pursuant to Article X hereof. Any statement not protested within ninety (90) days of the receipt thereof shall, together with the underlying charts and computations upon which statements are based, be deemed to be correct. The Buyer shall make current charts available to the Seller for examination.

     (b) Buyer shall have upon request the right to examine the meter charts, records and computations upon which Seller's statement as to the application of particular NGPA maximum lawful prices to particular volumes of gas and as to the allowable state severance taxes borne by the Seller. If the Buyer deems such charts, records and computations to be incorrect or inaccurate, Buyer may protest and elect to receive a refund for any amount improperly or incorrectly paid to Seller, under the procedures established by the NGPA and regulations thereunder, or under the process of state law, whichever is applicable.

     SECTION 3 - PAYMENT DUE DATE. For gas actually taken, Buyer shall mail payment to Seller monthly, on or before the 25th day of the month in which the statement was issued. If Buyer's statement is protested, Buyer shall nonetheless render payment on the basis of the statement. If the protest is resolved in favor of the Seller, payment shall be mailed within twenty-five (25) days of resolution.

     SECTION 4 - PAYMENT. All payments for gas shall be made to the Seller designated in Section 4 of Article I for its own account.

                            ARTICLE XII. ARBITRATION

     SECTION 1 - SCOPE OF ARBITRATION. Under the terms of this contract, only the factual determinations involving the size and amount of "recoverable gas reserves," and the "fair market price" can be submitted to arbitration. No legal issues may be arbitrated. This arbitration provision does not preclude consideration of law questions in connection with decisions on "recoverable gas reserves" or "fair market price," provided that nothing in this contract shall be construed as making final or binding the decision of the arbitrator or arbitrators on a question of law, and further provided that the arbitrator or arbitrators explain fully, in writing in the decision, the consideration given to a question of law.

     SECTION 2 - QUALIFICATIONS OF ARBITRATORS. In an arbitration involving the determination of "recoverable gas reserves," the arbitrator or arbitrators selected hereunder shall be qualified by education, training and experience to determine gas reserves.

     In an arbitration involving the determination of "fair market price," the arbitrator or arbitrators selected hereunder shall be qualified by education, training and experience to determine the "fair market price" (as defined hereunder) of the gas purchased hereunder.

     The qualifications of any arbitrator or arbitrators selected hereunder shall be subject to judicial review in accordance with the laws of Montana.

     SECTION 3 - SELECTION OF ARBITRATOR(S). Upon the timely written demand of either party, the parties shall meet and attempt to appoint a single arbitrator. If the parties are unable to agree on a single arbitrator, then upon written demand of either party and within ten (10) days of such demand, each party shall name an arbitrator and the two arbitrators so named shall within ten (10) days of their appointment choose a third arbitrator. If either party shall fail to timely name an arbitrator, the American Arbitration Association shall be requested to appoint the second arbitrator. If the two arbitrators shall fail within ten (10) days from their appointment to appoint the third arbitrator, then the American Arbitration Association shall be requested to appoint the third arbitrator. The American Arbitration Association shall be bound, in any event, to select an arbitrator in accordance with the provisions of Section 2 of this Article.

     SECTION 4. - ARBITRATION PROCESS. The arbitrator or arbitrators shall proceed immediately to hear and determine either the "recoverable gas reserves" or the "fair market price," as is appropriate. In making the determination of "recoverable gas reserves," the arbitrator or arbitrators shall consider and give due weight to the factors denominated in Section 4 of Article III. In making the determination of "fair market price," the arbitrator or arbitrators shall consider and give due weight to the factors denominated in Section 6 of
Article V.

     SECTION 5 - ARBITRATOR(S) DECISION. The arbitrator or arbitrators shall render a decision as soon as is reasonably possible following the submission of the issue by the parties. The arbitrator or arbitrators shall decide only the factual issue before them; that is, either the "recoverable gas reserves" or the "fair market price," and no legal issues may be determined. The decision of the arbitrator or a majority of the arbitrators shall be in writing, explain the reasons therefore, and signed by the arbitrator or a majority of them. Only the decision of the arbitrator, or a majority of the arbitrators, as to the factual issue before he or them shall be final and binding upon the parties.

     SECTION 6 - ARBITRATION EXPENSES. The compensation and expenses of the single arbitrator shall be paid in equal proportions by Buyer and Seller. The compensation and expenses of the arbitrators, be there more than one, shall be paid by the party in whose behalf such arbitrator was appointed, and the compensation and expenses of the third arbitrator shall be paid in equal proportions by Buyer and Seller.

                           ARTICLE XIII. FORCE MAJEURE

     If either party to this contract shall fail to perform any obligation hereby imposed upon it and such failure shall be caused, or materially contributed to by acts of God, strikes, lockouts, or other industrial disturbances in the operation of Seller or Buyer or Buyer's customers, acts of enemies of the State, sabotage, war, blockades, insurrections, riots, epidemics, landslides, lightning, earthquakes, floods, storms, fires, washouts, arrests and restraints of rulers and people, civil disturbances, explosions, breakage or accident to machinery or lines of pipe, hydrate obstructions of line of pipe, temporary failure of gas supply, freezing of wells or delivery facilities, well blowouts, craterings, inability to obtain pipe, materials or equipment, lack of market, the order of any court or governmental authority, or by any act or omission which is occasioned by any event or occurrence of the character described in this Article as constituting force majeure, or by the necessity for making repairs to or reconditioning wells, a gas processing plant, machinery, equipment, or pipelines, not resulting from the fault or negligence of such party, or by any other cause, whether of the kind herein enumerated or otherwise, all such causes being beyond the control of the party invoking this Article and being such that by the exercise of due diligence such party could not have prevented, such failure shall not give rise to any cause of action based on breach of the obligation to such party hereunder, but such party shall use reasonable diligence to put itself again in a position to carry out its obligations hereunder. Nothing contained herein shall be construed to require either party to settle a strike or lockout by acceding against its judgment to the demands of opposing parties.

     No such cause affecting the performance of this contract by either party shall continue to avoid a cause of action after the expiration of a reasonable period of time within which by the use of due diligence such party could have remedied the situation preventing its performance, nor shall any such cause relieve either party from its obligation to make payment for amounts then due hereunder for gas already delivered, nor shall any such cause avoid a cause of action unless such party shall give notice of such cause in writing to the other party with reasonable promptness; and like notice shall be given upon termination of such cause.

     For purposes of determining the occurrence of performance of obligations under this agreement, it is mutually agreed that, during a period of force majeure the party affected shall be deemed to have performed all of its obligations as if it had delivered or purchased the gas required to be delivered or purchased during said period.

                           ARTICLE XIV. MISCELLANEOUS

     SECTION 1 - REGULATORY JURISDICTION. This contract is subject to all valid legislation and to all valid present and future orders, rules and regulations of duly constituted authorities having jurisdiction.

     SECTION 2 - ASSIGNMENT. This contract shall bind and inure to the benefit of the parties hereto, their successors and assigns, and shall constitute a covenant running with the land and leasehold estates covered hereby. Buyer shall not be considered as notified of any transfer by Seller of any interest in the leases, wells, or property referred to on Schedule "A" hereof until Buyer shall have been furnished with the original or certified copy of such conveyance or transfer evidencing such transfer or an abstract of title to said property showing such transfer of interest, and the effective date of such transfer shall be considered to be the first day of the month following the day Buyer receives such evidence of transfer.

     SECTION 3 - EASEMENTS. Seller hereby grants and assigns to Buyer all requisite easements and rights-of-way over, across and under any of the land covered hereby that Seller has the right so to do under the terms of its Oil and Gas Lease covering such lands, and the right to perform thereon any acts necessary or convenient in carrying out the terms of this Contract and Buyer's obligations hereunder.

     SECTION 4 - TITLES. The numbering and titling of particular provisions of this contract is for the purpose of facilitating administration and shall not be construed as having any substantive effect on the terms of this contract

     SECTION 5 - INTERPRETATION. The terms of this contract shall be construed according to the laws of the State of Montana.

     SECTION 6 - SEVERABILITY. The various articles, sections, provisions and clauses of this contract are severable. The invalidity of any portion hereof shall not affect the validity of any other portion of, nor the entire contract.

     SECTION 7 - COUNTERPART EXECUTION. This Agreement may be signed in counterpart, no one of which need be signed by all parties hereto.

     IN WITNESS WHEREOF, this instrument is executed as of the day and dates as noted below:

                                        "BUYER"
ATTEST:                                 THE MONTANA POWER COMPANY


/s/  ILLEGIBLE                          BY: /s/ David A. Johnson
-----------------------------              ------------------------------------
                                                    Vice President

                                        DATE: December 12, 1985
                                             ----------------------------------

                                        "SELLER"
                                        GATEWAY ENERGY CORPORATION
                                        ---------------------------------------
ATTEST:


/s/  Ronald L. Groom                    BY: /s/ Alan R. Ramer
-----------------------------              ------------------------------------

                                        DATE: December 10, 1985
                                             ----------------------------------

                                  SCHEDULE "A"

(Part of the Gas Purchase Contract dated December 1, 1985, between The Montana Power Company, as Buyer, and Gateway Energy Corporation as Seller.)

                          DESCRIPTION OF SELLER'S LANDS

Seller dedicates to the performance of this contract 100 percent of Seller's interest in the natural gas produced, purchased or otherwise obtained from the following described lands:

                                  SELLER'S
DESCRIPTION                       INTEREST
-----------                       --------

T32N - R1W
----------

Sections 4 through 9 - All           100%
Sections 16 through 19 - All         100%

T32N - R2W
----------

Sections 1 through 12 - All          100%
Sections 15 through 22 - All         100%
Sections 25 through 36 - All         100%

T33N - R1W
----------

Sections 2 through 11 - All          100%
Sections 14 through 22 - All         100%
Sections 28 through 33 - All         100%

T33N - R2W
----------

Sections 12 through 14 - All         100%
Sections 22 through 29 - All         100%
Sections 31 through 36 - All         100%

230212

                                     [LETTERHEAD]

                                                      July 1, 1986




Mr. Alan R. Ramer
Gateway Energy Corporation
P.O. Box 524
Englewood, CO 80151


Re: Gas Purchase Contract Dated December 1, 1985; MPC
    No. 156 (Contract)

Dear Mr. Ramer:

    The Montana Power Company (hereinafter referred to as "Buyer") and Gateway Energy Corporation (hereinafter referred to as "Seller") entered into the above mentioned contract which provides for the sale and purchase of natural gas from lands located in the State of Montana.

    Buyer has requested that Seller amend the Contract to move the delivery point. Buyer has also requested that Seller construct the transmission line necessary to facilitate this move of the delivery point. Seller has requested that Buyer assign its rights in certain easements or rights of way that cross the interstate highway in Toole County, Montana. The following proposed amendments are intended to accommodate these requests.

RECITALS

    1. Seller intends to sell certain quantities of natural gas produced from lands located in the State of Montana to Buyer under the terms and conditions of the Gas Purchase Contract dated December 1, 1985 (Contract).

    2. Buyer intends to purchase certain quantities of this natural gas from Seller under the terms and conditions of the Contract.

    3. Buyer and Seller intend to modify the existing delivery provisions in the Contract to allow Buyer's meter installation to be located in a location that is accessible all year. Seller agrees to install the transmission pipeline necessary to facilitate this change in the delivery point. Seller further agrees that this section of transmission pipeline will be constructed in accordance with Buyer's transmission

MPC No. 156 (Contract)
July 1, 1986
Page 2

         system specifications. Buyer and Seller agree that once this section of transmission pipeline is completed it will become the property of the Buyer.

    4. Buyer has agreed to assign to Seller its rights in certain easements or rights of way that cross the interstate highway in Section 3 of Township 32 North, Range 2 West in Toole County, Montana.

    5.   The Contract must be amended to accomplish this intent.

AGREEMENT

    In consideration of the promises and covenants stated in this Letter Agreement, Seller and Buyer agree to amend the Contract and to perform as follows:

1.  ARTICLE IV. DELIVERY

         a.   Delete Section 2 and replace it with the following:

              SECTION 2 - DELIVERY POINT.   Delivery of natural gas hereunder
              shall be at a mutually agreeable single point on Buyer's transmission line in the SE SE SE of Section 19, Township 33 North, Range 1 West, Toole County, Montana. This delivery point is adjacent to the Bronken Road. Additional delivery points may be used upon the written agreement of the parties hereto.

         b.   Add the following Section 5:

              SECTION 5 - CONSTRUCTION OF ADDITIONAL TRANSMISSION LINE. Seller agrees to construct an additional section of transmission line between the original delivery point in the NE NE of Section 20, T33N, R1W to the delivery point stated in Article IV, Section 2 hereof. Seller agrees that this line will be constructed to Buyer's specifications and that Buyer has the right to inspect said line. When completed, this section of transmission line will become the property of the Buyer. Buyer agrees that Buyer will be responsible for the operation and maintenance of this section of transmission line after said line becomes the property of the Buyer.

MPC No. 156 (Contract)
July 1, 1986
Page 3

2.  ARTICLE XIV. MISCELLANEOUS

         Add the following Section 8:

         SECTION 8 - ASSIGNMENT OF INTERSTATE HIGHWAY CROSSING. Buyer hereby agrees to assign to Seller all of Buyer's rights in certain easements or rights of way, hereinafter referred to as "Buyer's Easement," and described as follows:

              From St. Paul Oil Co. to Hope Engineering (Montana Power successor in interest) crossing the N 1/2 NW 1/4 of Section 3, Township 32 North, Range 2W, recorded Book 13, Page 141 records of Toole County, Montana.

    The assignment of easement is attached hereto.

    These Contract amendments will become effective on July 1, 1986. Please signify your acceptance in the space provided below and return the "Montana Copy" to John Smith's attention.

                                       THE MONTANA P0WER COMPANY
                                       By /s/ David A. Johnson
                                          --------------------------------
                                          Vice President, Gas Operations

AGREED TO AND ACCEPTED:

Gateway Energy Corporation

   By: /s/ Alan R. Ramer
      ------------------------

Title: President
      ------------------------
 Date: 8/7/86
      ------------------------

                                     [LETTERHEAD]


                                                 November 19, 1987


CERTIFIED MAIL




Mr. Alan R. Ramer
Gateway Energy Corporation
P.O. Box 524
Englewood, CO 80151

W.C. #156

Dear Mr. Ramer:

    Please refer to that certain Gas Purchase Contract dated December 1, 1985 as amended, (hereinafter referred to as the "Contract") between The Montana Power Company (hereinafter referred to as "Buyer") and Gateway Energy Corporation (hereinafter referred to as "Seller").

    Buyer and Seller have agreed to amend the Price Section and the Schedule A of the Contract as the result of a price renegotiation that is effective on January 1, 1988.


AGREEMENT

    In consideration of the representations and promises stated in this Letter Agreement, Buyer and Seller agree to amend the Contract effective January 1, 1988 as follows:

    1.   ARTICLE V. PRICE

         Delete Section 1 and replace it with the following:

         SECTION 1:

         The price to be paid by Buyer to Seller for gas delivered to Buyer at the delivery points or for take-or-pay payments shall be two dollars and ten cents ($2.10) per Mcf with no escalation. No adjustments to this price will be made to provide for reimbursement of production-related taxes or any other costs.

Gateway Energy Corporation
GPC Dated December 1, 1985

    2.   SCHEDULE A.

         Add the following lands to the Contract Schedule A.

              TOWNSHIP 33 NORTH, RANGE 3 WEST

              Sections 25 through 27
              Sections 34 through 36
              Toole County, Montana


              TOWNSHIP 32 NORTH, RANGE 3 WEST

              Sections 1 through 3
              Sections lO through 15
              Sections 22 through 27
              Toole County, Montana

    These Contract amendments will become effective January 1, 1988. Please signify your acceptance by signing in the space provided below and return the "Montana Copy" to John Smith.

                                       THE MONTANA POWER COMPANY



                                       /s/ David A. Johnson
                                       ---------------------------------
                                       Vice President Gas Operations

AGREED TO AND ACCEPTED:

GATEWAY ENERGY CORPORATION



   BY: /s/ Alan R. Ramer
      -----------------------


TITLE: President
      -----------------------


 DATE: December 3, 1987
      -----------------------

                                     [LETTERHEAD]




                                                 December 1, 1988

CERTIFIED MAIL

Mr. Alan R. Ramer
Gateway Energy Corporation
P. O. Box 524
Englewood, CO 80151

Re: W. C. #156

Dear Mr. Ramer:

    Please refer to that certain Gas Purchase Contract dated December 1 1985 as amended, (hereinafter referred to as the "Contract") between The Montana Power Company (hereinafter referred to as "Buyer") and Gateway Energy Corporation (hereinafter referred to as "Seller").

    Buyer and Seller have agreed to amend the Schedule A of the Contract effective on December 1, 1988.

AGREEMENT

    In consideration of the representations and promises stated in this Letter Agreement, Buyer and Seller agree to amend the Contract effective December 1, 1988 as follows:

    SCHEDULE A.
    Add the following lands to the Contract Schedule A.

         TOWNSHIP 33 NORTH, RANGE 2 WEST

         S.E. Qtr. of Section 1

    This Contract amendment will become effective December 1, 1988. Please signify your acceptance by signing in the space provided below and return the "Montana Copy" to John Smith.


                                       THE MONTANA POWER COMPANY



                                       /s/ David A. Johnson
                                       ---------------------------------
                                       Vice President, Natural Gas Utility

AGREED TO AND ACCEPTED:

GATEWAY ENERGY CORPORATION



   BY: /s/ Alan R. Ramer
      -----------------------


TITLE: President
      -----------------------


 DATE: December 14, 1988
      -----------------------

                                     [LETTERHEAD]


July 30, 1992



Mr. Alan Ramer
Gateway Energy Corporation
5568 Willow Springs Drive
Morrison, CO 80465

Dear Mr. Ramer:

Please refer to that certain Gas Purchase Contract dated December 1, 1985 as amended, (hereinafter referred to as the "Contract") between The Montana Power Company Buyer and Gateway Energy Corporation (hereinafter referred to as "Seller"), to which Great Falls Gas Company (hereinafter referred to as "Buyer") has become the successor in the Buyer's interest.

Buyer and Seller have agreed to amend the Price Section of the Contract effective on June 1,1992.

AGREEMENT

In consideration of the representations and promises stated in this Letter Agreement, Buyer and Seller agree to amend the Contract effective June 1,1992 as follows:

    1.   ARTICLE V. PRICE

         Delete Section 1 and replace it with the following:

         SECTION 1:

         The price to be paid by Buyer to Seller for gas delivered to Buyer at the delivery points or for take-or-pay payments shall be one dollar and ninety cents ($1.90) per Mcf with no escalation. No adjustments to this price will be made to provide for reimbursement of production~related taxes or any other costs. Price renegotiation shall be conducted as per Article V, Section 5 hereof.

    2.   SCHEDULE A.

         Add the following lands to the Contract Schedule A.

                   TOWNSHIP 32 NORTH, RANGE 2 WEST
                   Section 14: W/2
                           23: W/2, SE/4, S/2 NE/4
                           24: S/2, S/2 N/2

The addition of these lands to Schedule A can be used to maintain the current (as of 1 /1/92) Annual Contract Quantity (ACQ) or the Daily Contract Quantity
(DCQ). The addition of these lands to Schedule A will not increase (prior to 1/1/94) the Annual Contract Quantity (ACQ) or the Daily Contract Quantity (DCQ) from those levels present on 1/1/92.

This Contract amendment will become effective June 1, 1992. The effective date (June 1, 1992) of this amendment in no way alters or affects other dates or schedules contained in the Contract.

Please signify your acceptance by signing in the space provided below and return both copies to Doug Mann.


GREAT FALLS GAS COMPANY

BY /s/ Larry D. Geske
   -------------------
    President and CEO

DATE: 8/6/92
    -----------------



AGREED TO AND ACCEPTED:

GATEWAY ENERGY CORPORATION

BY: /s/ Alan R. Ramer
   -------------------

TITLE: President
      -----------------

DATE: July 31, 1992
     -----------------

                       ASSIGNMENT, CONVEYANCE AND BILL OF SALE

                              GATEWAY GATHERING FACILITY

    THIS ASSIGNMENT, CONVEYANCE AND BILL OF SALE (this "Assignment"), dated effective as of January 1, 1993 (the "Effective Time"), is from GATEWAY ENERGY CORPORATION, a Colorado corporation ("Assignor"), and SHELBY GATHERING PARTNERS, a Colorado General Partnership composed of Interenergy Corporation and Nielson & Associates, Inc. ("Assignee").

    FOR TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Assignor hereby transfers, grants, bargains, sells, conveys and assigns to Assignee all of Assignor's rights in the following interests (collectively, the "Interests"):

    1. The personal property, fixtures and improvements (the "Gas Gathering Facilities") described in Exhibit "A" including, without limitation, all processing, refining and treatment plants, compression and metering equipment, pipelines and gathering systems, electrical equipment, buildings, machinery, piping, tanks, fencing, valves, tools, and all other equipment, appurtenances, appliances and property of every kind and character, moveable or immovable, located on the Land (as defined hereinafter), appurtenant thereto, or used or obtained in connection therewith.

    2.   The gas agreements (the "Gas Agreements") described in Exhibit "B".

    3. The pipeline easements, surface lease agreements, licenses and permits (the "Pipeline Rights") described in Exhibit "C".

    4. The operating licenses, permits and applications and agreements for utilities and related services (the "Other Agreements") described in Exhibit "D".

    5. All rights, claims, titles, interests, estates and privileges granted or conferred by the Surface Lease Agreements, Pipeline Easements, Operating Licenses, Utility agreements, Gas Agreements or Gas Processing Facilities, or the Land (as hereinafter defined), or appurtenant thereto, used or obtained in connection therewith, or in any way relating thereto.

    For purposes of this Assignment, the "Land" shall mean the lands covered by the Surface Lease Agreements and Pipeline Easements described on Exhibit "C" to this Assignment, including the recording information therefor. For a full and complete description of the land, the legal description of the Land contained in the Surface Lease Agreements and Pipeline Easements is hereby incorporated by reference herein as if fully set forth in this Assignment.

    TO HAVE AND TO HOLD the Interests unto Assignee, its successors and assigns forever.

    Assignee hereby accepts this assignment, and agrees to assume the obligations of Assignor with respect to the Interests.

    Assignor also hereby grants and transfers to Assignee, its successors and assigns, to the extent so transferable, the benefit of and the right to enforce the covenants and warranties, if any, which Assignor is entitled to enforce with respect to the Interests against Assignor's predecessors in title to the Interests.

    Assignor hereby warrants and agrees to defend title to the Interests against all defects, burdens, liens and claims arising by, through and under Assignor, but not otherwise.

    This Assignment shall not constitute an assignment of any Gas Contract, Utility Agreement, Operating License or other agreement which, by its terms or as a matter of law, is not assignable without the consent of a third party, unless and until such third party shall have consented to such assignment.

    This Assignment may be executed in any number of counterparts, and each counterpart hereof shall be deemed to be an original instrument, but all such counterparts shall constitute but one Assignment. Assignor and Assignee have each retained a counterpart of this Assignment with complete Exhibits attached.

    This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee, and their respective successors and assigns.

    EXECUTED this 24th day of February, 1993, to be effective for all purposes as of the Effective Date.

                                       GATEWAY ENERGY CORPORATION

WITNESS:                               Assignor:


/s/ Ronald L. Groom                         By: /s/ Alan R. Ramer
---------------------                     ---------------------------

                                       Name:  Alan R. Ramer
                                            -------------------------

                                       Title: President
                                             ------------------------


                                       SHELBY GATHERING PARTNERS
                                       By:   Interenergy Corporation, its
                                             Managing General Partner


ATTEST:                                Assignee:


/s/ James P. Rode                      By: /s/ Patrick R. McDonald
---------------------                      -------------------------
Secretary
                                       Name:  Patrick R. McDonald
                                            -------------------------

                                       Title: President
                                             ------------------------

STATE OF COLORADO         )
CITY AND COUNTY OF DENVER )

    Before me, the undersiqned, a Notary Public, in and for said County and State on the 24th day of February, 1993, personally appeared Alan R. Ramer to me known to be the identical person who subscribed the name of GATEWAY ENERGY CORPORATION to the foregoing as its President, and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation, for the uses and purposes therein set forth.

    Given under my hand and seal the day and year last above written.

                                       /s/ Marie J. Reinhardt
                                       ------------------------------
                                       Notary Public
                                       My commission expires: 2/19/95
                                                              -------
                                                                (SEAL)

STATE OF COLORADO         )
CITY AND COUNTY OF DENVER )

    Before me, the undersiqned, a Notary Public, in and for said County and State on the 24th day of February, 1993, personally appeared Patrick R. McDonald to me known to be the identical person who subscribed the name of INTERENERGY CORPORATION, as the Managing General Partner of Shelby Gathering Partners, to the foregoing as its President, and acknowledged to me that he executed the same as his free and voluntary act and deed and as the free and voluntary act and deed of such corporation, as managing general partner, for the uses and purposes therein set forth.

    Given under my hand and seal the day and year last above written.


                                       /s/ Marie J. Reinshardt
                                       --------------------------------
                                       Notaty Public
                                       My commission expires: 2/19/95
                                                              ---------
                                                                (SEAL)

gateway\assignmt.bos
revised 2/19/93

                                    EXHIBIT "A" TO
                       ASSIGNMENT, CONVEYANCE AND BILL OF SALE

                       THE GATEWAY PIPELINE FACILITY LOCATED IN
                               TWP 33N, RGES 1W AND 2W,
                             AND TWP 32N, RGES 1W AND 2W,
                                TOOLE COUNTY, MONTANA


Compressor facility
    -  building 32' x 24'
    -  2 Barton recording meters
    -  scrubber 16" x 7'
    - Superior W-63 compressor with White 6G825 gas 650 HP engine, with 18 1/2 x 9 3/4 x 5 3/4 Cylinders

Refrigeration plant

Dehydration plant
    - building 10' x 16'

Meterhouses - 30 houses with concrete floors, Barton meters, catalytic heaters, methanol drips with tanks

Materials - miscellaneous tubing, fittings, valves and regulators
          - polyethylene pipe: 2000' of 3", 3000' of 2"

Pipeline Right-of-Way Easements, 30 miles, see Exhibit "C"

Pipeline - 47,400' 2" polyethylene
         - 54,100' 3" polyethylene
         - 32,800' 4" polyethylene
         - 11,900' 6" polyethylene
         - 14,800' 3-1/2" steel
         - 8,000' 3-1/2" prime steel (assigned to Montana Power)

Tanks    - 3 pipeline drips
         - pressurized condensate, 210 barrel
         - water disposal, 25 barrel concrete tank


                          EQUIPMENT EXCLUDED FROM INVENTORY

Worthington Cub OF-5HU-3 Compressor package, including 14 1/2, 6 and 5 inch cylinders, Air exchanger, Westinghouse electric motor, and separate circuit breaker panel.

                                    EXHIBIT "B" TO
                       ASSIGNMENT, CONVEYANCE AND BILL OF SALE
                        DATED THE 24TH DAY OF FEBRUARY, 1993,
                  BY AND BETWEEN GATEWAY ENERGY CORPORATION, SELLER
                         AND SHELBY GATHERING PARTNERS, BUYER

1.  Wellhead Gas Purchase Agreements

    a. Agreement dated the 1st day of December, 1985, by and between Inland Energy, Seller, and Gateway Energy Corporation, Buyer

         (i)       Amendment dated November 15, 1988

    b. Agreement dated the 1st day of December, 1985, by and between Crescent Oil & Gas Corporation, Seller, and Gateway Energy Corporation, Buyer

         (i)       Amendment dated June 6, 1987

         (ii)      Amendment dated November 15, 1988

         (iii)     Amendment dated February 10, 1989

    c. Agreement dated the 1st day of December, 1985, by and between Frederick Operating Co., Inc., Seller, and Gateway Energy Corporation, Buyer

    d. Agreement dated the lst day of September, 1987, by and between Branch Oil & Gas, Seller, and Gateway Energy Corporation, Buyer

         (i)       Amendment dated October 2, 1987

         (ii)      Amendment dated March 1, 1990

    e. Agreement dated the 1st day of November, 1987, by and between Cavalier Petroleum, Inc., Seller, and Gateway Energy Corporation, Buyer

         (i)       Amendment dated November 6, 1987

         (ii)      Amendment dated November 18, 1987

         (iii)     Amendment dated September 1, 1988

    f. Agreement dated the 1st day of January, 1988, by and between CDM Oil & Gas, Seller, and Gateway Energy Corporation, Buyer

    g. Agreement dated the 1st day of November, 1988, by and between Keesun Partners, a Wyoming partnership, Seller, and Gateway Energy Corporation, Buyer

    h. Agreement dated the 1st day of September, 1989, by and between Trelexploration Limited, Seller, and Gateway Energy Corporation, Buyer

         (i)       Amendment dated February 19, 1990

         (ii)      Amendment dated August 18, 1992

    i. Agreement dated the 1st day of October, 1989, by and between Keesun Partners, a Wyoming partnership, Seller, and Gateway Energy Corporation, Buyer

         (i)       Amendment dated July 30, 1991

         (ii)      Amendment dated July 21, 1992

2. Gas Sales Agreement

    a. Agreement dated the 1st day of December, 1985, by and between Gateway Energy Corporation, Seller, and Montana Power Company, Buyer

         (i) Amendment dated July 1, 1986, between Montana Power Company, Buyer, and Gateway Energy Corporation, Seller

         (ii) Amendment dated November 19, 1987, made effective January 1, 1988, between Montana Power Company, Buyer, and Gateway Energy Corporation, Seller

         (iii) Amendment dated December 1, 1988, between Montana Power Company, Buyer, and Gateway Energy Corporation, Seller

         (iv) Assignment dated the 1st day of November, 1991, between Montana Power Company, Assignor, and Great Falls Gas Company, Assignee

         (v) Amendment dated June 1, 1992, between Great Falls Gas Company, Buyer, and Gateway Energy Corporation, Seller

                                    EXHIBIT "C" TO
                       ASSIGNMENT, CONVEYANCE AND BILL OF SALE
                        DATED THE 24TH DAY OF FEBRUARY, 1993,
                  BY AND BETWEEN GATEWAY ENERGY CORPORATION, SELLER
                         AND SHELBY GATHERING PARTNERS, BUYER


                                RIGHT-OF-WAY EASEMENTS

                                                           Toole Co. MT
                                                             Recording
Grantor                    Date      Description            Book & Page
-------                    ----      -----------            -----------
Leo H. & Wilma Flesch      2/27/91   133N-R2W:Sec. 27         86M/134
                                     SESW, SWSE

Howard & James Welker      9/ 7/90   T32N-R2W:Sec. 2          86M/133
                                     Lot 1

Julius & Tom Hasquet       9/ 7/90   T32N-R2W:Sec. 1          86M/132
                                     Lots 1-4

Robert Wolfe, Trustee      9/10/90   T32N-RlW:Sec. 6          86M/131
                                     Lot 4

Robert P. & Juanita        9/23/90   T33N-R2W:Sec. 32         86M/130
Hasquet                              E/2SE, 33 W/2SW
                                     T32N-R2W:Sec. 4
                                     Lot 4

John G. Nesbo              6/18/90   T33N-R2W:Sec. 26         84M/664
                                     SESE

Edward O. & Harriet        11/18/88  T32N-RlW:Sec. 5          83M/960
Gagner                               SW

Howard & James Welker      11/10/88  T32N-RlW:Sec. 6          83M/961
                                     S/2NE, SENW
                                     T32N-R2W:Sec. 2
                                     SENE

Robert Wolfe, Trustee      11/10/88  T32N-RlW:Sec. 6          83M/962
                                     Lot 5

Julius T. Hasquet          11/10/88  T32N-R2W:Sec. 1          84M/11
                                     S/2N/2

John G. Nesbo              12/14/89  T33N-R2W:Sec. 25         86M/137
                                     SW, 26 SESE

Howard & James Welker      12/14/89  T33N-R2W:Sec. 35         86M/129
                                     E/2E/2

Edward O. & Harriet        10/20/89  T32N-RlW:Sec. 5          86M/128
Gagner                               NESW

Howard & James Welker      10/20/89  T32N-RlW:Sec. 5          86M/127
                                     S/2NE, NWSE

Adolph Ansay & David       11/17/89  T32N-RlW:Sec. 4          86M/125,126
Gronik                               Lot 4, 5 Lot 1
                                     T33N-RlW:Sec. 32
                                     E/2SE

Evelyn Wolfe Kinyon        11/21/89  T33N-RlW:Sec. 32         86M/124
                                     SWNE, W/2SE

Donald F. & Frances A.     11/28/88  T33N-R2W:Sec. 12 NE      83M/955
Fischer

Leo H. & Wilma Flesch      11/18/88  T33N-R2W:Sec. 12         83M/954
                                     NWSE

Cook & Sons Farm           11/19/88  T33N-R2W:Sec. 1          83M/953
                                     SESE

Robert Wolfe, Trustee       2/14/89  T32N-RlW:Sec. 6          84M/12
                                     Lots 4, 5

Leo H. & Wilma Flesch       9/30/88  T33N-R2W:Sec. 34         83M/950
                                     SENE

Howard & James Welker      10/ 4/88  T33N-R2W:Sec. 34         83M/951,952
                                     E/2SE

Leo H. & Wilma Flesch      11/25/88  T33N-R2W:Sec. 13         83M/958
                                     SWNE

Ethel M. Benjamin,         11/25/88  T33N-R2W:Sec. 13         83M/957
a widow; and Gary A.            -    S/2NW
Wolfe and Harry Lee
Wolfe

Flesch Farms, Inc.         11/25/88  T33N-R2W:Sec. 14         83M/956
                                     SENE

Ethel Benjamin,             5/20/92  T33N-RlW:Sec. 18         86M/135
a widow; and Gary A.                 NW/4
Wolfe and Harry Lee
Wolfe

Allen J. Flesch             7/12/92  T33N-RlW:Sec. 7          86M/136
                                     S/2SW/4

Ethel M. Benjamin,         11/16/87  T33N-R2W:Sec. 24 NE      83M/230
a Widow; and Gary A.
Wolfe and Harry Lee
Wolfe

Leo & Wilma Flesch         10/29/87  T33N-R2W:Sec. 12 SE,     83M/228
                                     13 NE, 23 NWNE

Robert P. & Juanita        10/29/87  T32N-R2W:Sec. 4          83M/229
Hasquet                              Lots 2-4, 5 Lot 1

Chas. G. Houdek, et al      9/15/87  T33N-R2W:Sec. 24         83M/226
                                     NESE

John F. & Arlene Lager     10/29/87  T33N-R2W:Sec. 23         83M/227
                                     NENE, 24 N/2NW

Chas. G. Houdek, et al     12/ 4/86  T33N-R2W:Sec. 24         82M/815
                                     SE, 25 NE

John G. Nesbo              12/ 9/86  T33N-R2W:Sec. 25 SE      82M/816

Douglas Mintenko &          9/21/86  T32N-R2W:Sec. 4          82M/743
Arlene Avery                         Lot 1, NESE

Ethel Benjamin,             8/28/86  T33N-RlW:Sec. 30         82M/745
a widow; and Gary A.                 NE, W/2
Wolfe and Harry Lee
Wolfe

John F. & Arlene Lager      8/15/86  T32N-R2W:Sec. 3          82M/746
                                     E/2SE

Robert P. & Juanita         9/02/86  T33N-R2W:Sec. 33         82M/748
Hasquet                              E/2SW, W/2SE
                                     T32N-R2W:Sec. 4
                                     W/2E/2, SENW,
                                     9 N/2N/2

Margo Hasquet Trust         9/02/86  T32N-R2W: Sec. 2         82M/744
                                     S/2, 3 Lot 4,
                                     10 E/2NE,
                                     11 E/2NE

Howard & James Welker       8/15/86  T33N-R2W:Sec. 34         82M/747
                                     S/2, 35 S/2
                                     T32N-R2W:Sec. 2
                                     E/2NE

Howard & James Welker       5/31/85  T33N-R2W:Sec. 34         82M/709
                                     NWSW

Leo H. & Wilma Flesch       5/30/85  T33N-R2W:Sec. 27         82M/710
                                     S/2, 34 NWSW,
                                     E/2NW

State of Montana            9/10/87  T33N-R2W:Sec. 13         83M/231
                                     NWSE, S/2SE

State of Montana           10/ 7/86  T33N-R2W:Sec. 36         82M/749
                                     NENE, S/2NE,
                                     NESW, S/2SW, NWSE

Montana Power Company       7/31/86  T32N-R2W:Sec. 3               NR
                                     N/2NW


                              SURFACE LEASE - FOR PLANT

Howard & James Welker       9/19/88  T33N-R2W:Sec. 35         82M/643
                                     1 acre in SESE


                       OFF CONVEYANCE OF RIGHT-OF-WAY EASEMENT

Gateway Energy Corp.       12/10/88  SE/4, SE/4, S19-T33N-R2W 82M/870
                                     NE/4 and W/2 S20-T33N-R2W

                                    EXHIBIT "D" TO
                       ASSIGNMENT, CONVEYANCE AND BILL OF SALE
                        DATED THE 24TH DAY OF FEBRUARY, 1993,
                  BY AND BETWEEN GATEWAY ENERGY CORPORATION, SELLER
                         AND SHELBY GATHERING PARTNERS, BUYER

1. Agreement dated the ______ day of _________ , 19___, between Seller and Keesun pertaining to special gathering fees for recovery of cost of gathering installation, to be executed.

[LETTERHEAD]
                                       [LOGO]


                                    March 8, 1993




Great Falls Gas Company
P. O. Box 2229
Great Falls, MT 59403-2229

Attention: Mr. Lynn Hardin

RE: Gateway Gathering System

Dear Mr. Hardin:

    On February 24, 1993, Shelby Gathering Partners, a Colorado Partnership composed of Interenergy Corporation, Managing Partner, and Nielson & Associates, Inc., acquired the interest of Gateway Energy Corporation (being a 100% interest) in and to the Gateway Gathering System.

    The purchase was effective January 1, 1993 and the system will now be operated under the name of Shelby Gathering Partners.

    This letter shall constitute notice of assignment of any contract between Gateway Energy Corporation and your company to Shelby Gathering Partners, effective January 1, 1993.

    Any questions concerning system operation should be addressed to: Mr. Bret
F. Ketcham, Facilities Superintendent, 210 South Seventh Street, Worland, WY 82401, telephone 307/347-2491, facsimile 307/347-2493. Any questions concerning contract administration matters should be addressed to James P. Rode, Executive Vice President and General Counsel, Interenergy Corporation, P. O. Box 1612, Owensboro, KY 42302-1612. Should you have any questions or comments concerning the above, please do not hesitate to contact us.

                                      Sincerely,

                                      INTERENERGY CORPORATION



                                      By:  /s/ James P. Rode
                                           ------------------------------
                                           James P. Rode, Executive Vice
                                           President and General Counsel

JPR:kde

[LETTERHEAD]
                                       [LOGO]


                                       October 21, 1993


Mr. Lynn Hardin
ENERGY WEST, INC.
One River Park Tower
P. O. Box 2229
Great Falls, MT 59403-2229

RE: Delivered Gas Purchase Contract dated December 1, 1985 by and between
    Gateway Energy Corporation, "Seller" and Montana Power Company, "Buyer", as Amended by Letter Amendment dated July 30, 1992, Subsequently Assigned by the Montana Power Company to Great Falls Gas Company Effective November 1, 1991, and Subsequently Assigned by Gateway Energy Corporation to Shelby Gathering Partners, Effective January 1, 1993

Dear Mr. Hardin:

         This letter, when signed by the appropriate representative of Energy West, Inc. ("EWI"), formerly known as Great Falls Gas Company, shall constitute a letter amendment to the above captioned agreement currently between Great Falls Gas Company and Interenergy Corporation ("Interenergy") under the following terms and conditions:

         1. It is acknowledged by and between the parties hereto as of this amendment that Seller is Shelby Gathering Partners, a Colorado general partnership composed of Interenergy Corporation, Managing Partner, and Nielson & Associates, Inc., and that Buyer is Energy West, Inc.;

         2.   Insert new Article II, "Quantity of Gas", Section 5, "Base Load":

         "Notwithstanding anything to the contrary contained herein in this
         Article II, and subject to the price renegotiation provisions set forth in Article V, Section 5, effective January 1, 1994, it is agreed by and between the parties hereto that the minimum DCQ shall be equal to 1,500 MMBtu per day averaged per month. Seller may deliver to Buyer the DCQ volumes aforesaid from any on-system mainline

Mr. Lynn Hardin
October 21, 1993
Page 2

         Montana Power delivery point, provided that Seller gives Buyer reasonable notice in the event Seller desires to change the delivery points herein. Nothing herein contained shall limit Buyer's ability to make-up deficient take or pay purchase obligations as set forth in
         Article V of the above captioned Delivered Gas Purchase Contract."

         3. Delete in its entirety Section 1 of Article V, "Price", and insert in its place the following:

         "Section 1. AMOUNT. The price to be paid by the Buyer to the Seller for gas delivered to Buyer at the delivery points or for take or pay payments shall be:

         a. $2.00 per MMBtu dry. This price will be redetermined at one year intervals, with the first price renegotiation effective October 1, 1994. Price renegotiation shall be conducted as per Article V, Section 5 hereof. No adjustment will be made to this price for reimbursement of production related taxes or any other NGPA Section 110 add-ons."

         4. Delete in its entirety Section 5 of Article V, "Price", and insert in its place the following:

         "Section 5. RENEGOTIATION OF PRICE. Either party shall have the right to demand renegotiation, pursuant to this Article V, between August 1 and September 30, inclusive, prior to the anniversary date of each contract year. Failure to make the demand in writing within the time allowed shall be deemed a waiver of the right to renegotiate. The first price renegotiation hereunder will be effective October 1, 1994."

         5. To the extent of any conflicts between the terms and conditions of this letter amendment and the terms and conditions of the above captioned Delivered Gas Purchase Contract and previous amendments thereto, the terms and conditions of this letter amendment shall prevail.

Mr. Lynn Hardin
October 21, 1993
Page 3

         If you are in agreement with the foregoing, please signify your acceptance by returning one fully executed original of this letter amendment to us, retaining the other for your files.

                                  Sincerely,

                                  INTERENERGY CORPORATION


                                  By:  /s/ James P. Rode
                                       ------------------------------
                                       James P. Rode, Executive Vice President
                                       and General Counsel

ACCEPTED AND AGREED TO, this
28 day of OCTOBER, 1993

ENERGY WEST, INC.

By: Larry S. Geske
    ---------------
    Its President; CEO
        --------------

                              GAS SALES CONTRACT
                              ------------------

DATE:                         October 1, 1993

CONTRACT NUMBER:              2-93-10-066

SELLER:                       Interenergy Resources Corporation

BUYER:                        Energy West, Inc.

TRANSPORTER:                  Montana Power Company

EFFECTIVE DATE:               October 1, 1993

CONTRACT TERM:                October 1, 1993 - September 30, 1998 and year to
                              year thereafter, subject to annual price renegotiation

DELIVERY POINT:               Into Mainline facilities of Montana Power Company
                              at the following points:

                              MPC / Carway
                              Interenergy / Shelby system
                              Interenergy / Aloe system
                              WBI / Warren
                              CIG / Grizzley
                              NNG / Blaine County #3

UNITS OF MEASUREMENT:         One million (1,000,000) Btu, (MMBtu) dry.
                              1 MMBtu = 1 Decatherm (Dkt)

PURCHASE AND SALE
OBLIGATION:                   Firm

MAXIMUM DAILY
QUANTITY (MDQ):               Up to 3,000 MMBtu per day.  Minimum Annual
                              Quantity of 2,000 MMBtu per day from November 1 through February 28 of each year.

PRICE PER MMBtu:              The price per MMBtu (dry) shall be the first issue
                              published during the month of delivery of Canadian
                              Gas Price Reporter "Canadian Natural Gas Supply
                              Prices - Alberta Border Spot Interruptible Avg."
                              price, converted to U.S. dollars, plus $.15.  The
                              U.S./Canadian exchange rate to be used to convert to U.S. dollars shall be the exchange rate first published by THE WALL STREET JOURNAL during the month of delivery.

                              Either party hereto shall have the right to demand price renegotiation between August 1 and September 30, inclusive, prior to the Anniversary Date of each contract year. The first Anniversary Date hereunder shall be October 1, 1994. In the event that the parties hereto are unable to agree upon a renegotiated price during the period so specified, then upon 30 days notice following the Anniversary Date of each year, either party may terminate this agreement.

NOMINATIONS:                  Buyer and Buyer's agent shall contact Seller, as
                              needed, by telephone or facsimile, as to Buyer's estimated daily natural gas requirements.

BILLING AND PAYMENT:          Buyer shall pay Seller on or before two (2) days
                              prior to the end of the month following the month of deliveries via wire transfer to Seller's account.

SELLER -
        NOTICES:              Interenergy Resources Corporation
                              1700 Broadway - Suite 1150
                              Denver, CO  80290

                              TELEPHONE:  303/860-8949   FAX:  303/860-9128





        PAYMENTS:             WIRE TRANSFER INSTRUCTIONS
                              Norwest Bank Denver ABA # 102-00-0076
                              For credit to:
                              Interenergy Resources Corporation
                              Acct. #101-8169612

BUYER -
        NOTICES AND
        INVOICES:             Great Falls Gas Company
                              P.O. Box 2229
                              Great Falls, MT  59403-2229
                              Attention:  Mr. Lynn Hardin

                              TELEPHONE:  406/791-7504   FAX:  406/791-7560

OTHER PROVISIONS:             To any given month hereunder, if Seller fails to
                              deliver to Buyer the MDQ as herein provided, or Buyer fails to take the Minimum Annual Quantity as herein provided, then the party so failing to perform shall pay to the performing party $.25 per MMBtu multiplied by the MMBtu's not delivered by Seller or not taken by Buyer in that given month
                              (as the case may be) a liquidated damages for such non-performance. In the event of conflict between the provisions of this cover page and the provisions of the General Terms and Conditions attached hereto, the provisions of this cover page shall prevail.

THIS CONTRACT CONSISTS OF TWO SUMMARY PAGES AND THE ATTACHED GENERAL TERMS AND CONDITIONS.

ACCEPTED

Buyer:                                  Seller:

Energy West, Inc.                       Interenergy Resources Corporation


                                          /s/ James P. Rode
------------------------------          ----------------------------------------

By:   /s/ Larry D. Geske                By:   James P. Rode
     -------------------------
Its:  President & CEO                   Its:  Executive Vice President
     -------------------------
Date: 10/28/93                          Date: 10/20/93
     -------------------------               -----------------------------------

Federal Tax I.D. No.
38-2495425

                               GAS SALES CONTRACT

                          GENERAL TERMS AND CONDITIONS


 1. TRANSPORTATION: Seller shall arrange and pay for transportation to the Delivery Point(s) and Buyer shall arrange and pay for transportation subsequent to the Delivery Point(s). Buyer's obligation to purchase and take delivery of Seller's gas, and Seller's obligation to sell and deliver gas to buyer, is on a firm basis.

 2. QUANTITIES: If Buyer desires to purchase and receive gas in excess of the Maximum Daily Quantities ("MDQ") listed in the Contract Summary section, then Buyer shall notify Seller of the amount of additional gas required and Seller will, on a best efforts basis, secure the gas and transportation capacity to meet Buyer's requirements. Buyer and Seller must mutually agree to the pricing of such incremental gas and this Contract shall be amended to reflect any price changes and to increase the MDQ.

 3. QUALITY: All deliveries made under this Contract are subject to Transporter(s) pipeline specifications and therefore, cannot be regulated, changed or altered in any way, shape or form. Any gas delivered by Seller of a quality which is acceptable for transmission by transporter(s) shall be conclusively deemed to be gas that is acceptable to Buyer.

 4. METERS AND COMPUTATION OF VOLUMES SOLD: The unit of measurement of gas delivered to Buyer at the Delivery Point shall be specified in the Contract summary section. The parties agree that the volumes of gas sold to Buyer shall be the volume of gas which Transporter(s) reports to Seller or buyer for Transporter(s) meters installed, maintained and operated by Transporter(s) at the Delivery Point and the parties shall accept the reports of such volumes for all purposes. Seller and Buyer agree that either party may request special meter tests, install check meters and exercise such other rights as allowed under Transporter(s) tariff or transportation service agreement with Seller.

 5. BILLING AND PAYMENTS: Transporter(s) shall furnish Seller with monthly statements detailing the volume of gas delivered to Buyer at the Delivery Point(s). Seller shall prepare a statement showing the amount of payment due from buyer directly to Seller, for said gas, based upon the price and one-half (1.5%) per month shall accrue on payments not received by the due date. If any payment has not been received by Seller within thirty (30) days after the date of the statement, the Seller at its option, in addition to all of the other remedies it may have, may at any time cease delivery of gas to Buyer without breach of this Contract until such payment, together with accrued interest, has been paid in full. Seller shall be entitled to reasonable attorney's fees incurred by it in collecting all late payments.

 6.  FINANCIAL RESPONSIBILITY:

     (a) It is agreed that if Seller, acting in good faith, shall have any reason to doubt Buyer's financial responsibility, Seller may decline to make delivery under this Agreement except for cash payable on delivery or Letter of Credit acceptable in form and content to Seller. Seller shall so advise Buyer in writing, whereupon buyer shall have the right to satisfy Seller as to Buyer's financial responsibility by providing Letter of Credit or other satisfactory assurance to Seller. If Seller is satisfied, delivery may be resumed hereunder pursuant to the terms provided. Seller may exercise its right under this paragraph at any time and from time to time during the continuation of this Agreement.

     (b) Buyer hereby grants Seller a security interest in and to (1) the accounts receivable generated by Buyer's resale of the gas; and (2) any proceeds received by Buyer in payment for Buyer's resale of the gas.

     (c) Buyer hereby assigns to Seller all accounts receivable which are generated from Buyer's resale of the gas to the extent required to pay Seller the purchase price of the gas sold.

 7. WARRANTIES: Seller warrants the title to the gas delivered pursuant to the terms of this Contract and warrants that it has the right and lawful authority to sell the same. Seller further warrants that it will indemnify Buyer and save it harmless from suits, actions, debts, accounts, damages, costs, losses and expenses arising from or out of adverse claims of any and all persons to said gas or to royalties, production taxes, license fees or charges thereon.

 8. TITLE: Title to gas and risk of loss hereunder shall pass from Seller to Buyer at the Delivery Point(s) and Buyer shall be responsible for the gas after delivery at said point(s). Buyer shall have no responsibility to pay for any gas hereunder until it is actually received at the Delivery Point(s) unless otherwise agreed.

 9. LIABILITIES: Seller and Buyer each assume full responsibility for the operation and maintenance of their respective equipment and facilities and each party shall indemnify and hold harmless the other party, its officers, employees and agents from and against any and all claims, suits, causes of action, damages, liability, costs and expenses, including attorney's fees, incurred as a result of or related to the operation and maintenance of such equipment and facilities by the responsible party.

10. DEFAULT: If either party fails to perform under the Contract except a otherwise provided for in the contract, the other party may at its option terminate this Contract. To terminate, the other party shall send written notification stating specific reasons for termination. The party in default shall have thirty-five (35) days to respond and notify the other party of the remedies which will be made to remedy or remove the causes for default. If the party in default does not remedy or indemnify the party giving the notice within thirty (30) days, this contract shall become null and void after the thirty (30) days. Any cancellation will also require Seller to deliver to Buyer any gas for which it paid but did not receive.
     A waiver by either party of a default in the performance of nay provision of this Contract shall not operate or be construed as a waiver of any future default, whether of a like or different kind.

11. FORCE MAJEURE: Neither party is liable to the other for any failure to perform any provision or obligation to this Contract (except Buyer's obligation to pay for gas previously delivered) if such failure is caused or results directly or indirectly from any act of God; Federal, State or Local legislation or regulation; fires, floods, storms or other natural occurrences; strikes, was or accidents; the unwillingness of any pipeline to accept gas for delivery or any other cause beyond the control of the party failing to perform including, but not limited to, partial, or total failure of gas supply.

12. APPLICABLE LAW AND REGULATIONS: This Contract shall be construed under the laws of the State of Montana. In the event any provision of this Contract is declared to be unlawful by a court of competent jurisdiction, the remainder of this Contract shall remain in full force and effect. This Contract is also subject to al governmental laws, orders, directives, rules and regulations.

13. ASSIGNMENT: The rights or obligations of the parties under this Contract may not be assigned without the written permission of the other party, which permission shall not be unreasonably withheld. This Contract shall bind and inure to the benefit of the parties hereto, and their respective successors and assigns.

14. NOTICE: Any notice required herein shall be deemed to have been properly served upon receipt if telecopied, delivered personally or sent by regular or certified mail to the addresses stated o the face hereof.

15. TAXES: Buyer is responsible for paying any taxes, fees, tariffs and/or charges imposed upon the sale of gas under this Contract, regardless of which party hereto may be required to collect and pay such by law or tariff. If Buyer is exempt from the obligation to pay certain taxes, then Buyer shall provide Seller with documentation establishing that exemption.

16. INSPECTION OF BOOKS AND RECORDS: Each party hereto shall have, at his expense, the right during normal business hours to examine the books and records of the other party to the extent necessary to verify the accuracy of any statement, charge, computation, or demand made upon or pursuant to any of the provisions of this Contract. Any statement shall be final as to both parties unless questioned within ninety (90) days from the date of discovery of any error and in any event within two(2) years from the date of the delivery of such statement. As to information furnished by Transporters, any statement shall be final as of the date set forth in Transporter tariffs. Statements shall be subject to adjustment based upon adjustments made by Transporters. All books or accounts and records of either party relating to this Contract, deliveries of gas hereunder and the amount hereunder, or microfilm or microfiche copies thereof, shall be preserved for a period of at least three (3) years.

17. ENTIRE AGREEMENT: This Contract supersedes, amends and modifies any prior agreements, representations, warranties or contracts between the parties for the purchase and sale of gas and contains all of the agreements of the parties. Any and all prior representations, agreements, warranties or contract shall conclusively be deemed to have been merged herein. This Contract shall not be modified or amended except by a written instrument specifically referencing this Contract which has been executed by the parties hereto.

18. CONFIDENTIALITY: The terms of this agreement, including but not limited to, the price paid for gas, term, volumes and all other material terms of this Contract shall be kept confidential by the parties hereto, except to the extent that the information which must be disclosed to a third party for the purpose of effectuating transportation of the gas or which must be disclosed to regulatory bodies.

INTERENERGY CORPORATION
                                                                          [LOGO]
     P.O. Box 1612
     Owensboro, KY 42302-1612
     Tel. (502) 926-4185
     Fax (502) 683-7786

                                        October 18, 1994



     ENERGY WEST, INC.
     P. O. Box 2229
     Great Falls, MT 59403-2229

     Attention: Mr. Lynn Hardin

     RE: Gas Sales Contract #2-93-10-066 dated October 1, 1993 by and between Interenergy Resources Corp. "Seller" and Energy West, Inc. "Buyer"

     Dear Mr. Hardin:

               This letter, when signed by the appropriate representative of Energy West, Inc. ("Buyer"), shall constitute a letter amendment to the above referenced Gas Sales Contract between Interenergy Resources Corp. ("Seller") and Buyer, under the following terms and conditions:

               1. Delete existing paragraph entitled "MDQ" and insert in its place the following:

               "Up to 3,000 MMBtu per day. From October 1, 1994 through September 30, 1995 there is no minimum daily quantity. If Montana Power Company designates a "System Stress Day", Buyer has the right to call on 100% of Seller's daily gas delivery available from the Aloe system during the period of November 1, 1994 through February 28, 1995 only."

               2. Delete existing paragraph entitled "Price per MMBtu" and insert in its place the following:

               "Deliveries from the Aloe system shall be priced in U.S. Dollars per MMBtu on a daily basis at the AECO C & N.I.T. Spot Price, Average, as reported in the Canadian Gas Price Reporter, Natural Gas Market Report plus twelve (12) cents. For any other deliveries, the price will be negotiated at the time of sale."

     ENERGY WEST, INC.
     October 18, 1994
     Page 2


               3. Delete existing paragraph entitled "Other Provisions" and insert in its place the following:

               "If Buyer needs incremental supply on a monthly or daily basis, Buyer agrees to contact Seller to request a quote on providing such incremental supply."

               4. In the event of a conflict between the terms and conditions of this letter amendment and the terms and conditions of the above referenced Gas Sales Contract, the terms and conditions of this letter amendment shall prevail. To the extent that the above captioned Gas Sales Contract has not been amended by this letter amendment, same shall be ratified in all particulars.

               If the foregoing is acceptable, please return one fully executed original of this letter amendment, retaining the other for your records. Interenergy appreciates the opportunity of being of service to Energy West, Inc. Should you have any questions or comments, please do not hesitate to contact me.

                                        Very truly yours,

                                        INTERENERGY RESOURCES CORP.


                                        By:  /s/ James P. Rode
                                             -----------------------------------
                                             James P. Rode
                                             Executive Vice President

     ACCEPTED AND AGREED TO, this
     _____ day of _______________, 1994.

     ENERGY WEST, INC.

     By:  /s/  Larry D. Geske
          -----------------------------------
          Its: President & CEO
               ------------------------------

INTERENERGY CORPORATION
                                                                          [LOGO]
     P.O. Box 1612
     Owensboro, KY 42302-1612
     Tel. (502) 926-4185
     Fax (502) 683-7786

                                        January 30, 1995



     Mr. Lynn Hardin
     ENERGY WEST, INC.
     One River Park Tower
     P. O. Box 2229
     Great Falls, MT 59403-2229

     RE: Delivered Gas Purchase Contract dated December 1, 1985 by and between Gateway Energy Corporation, "Seller" and Montana Power Company, "Buyer", Subsequently Assigned to Shelby Gathering Partners, "Seller" and Great Falls Gas Company, Successor in Title to Energy West, Inc. "Buyer"

     Dear Mr. Hardin:

               This letter, when signed by the appropriate representative of Energy West, Inc. ("EWI"), formerly known as Great Falls Gas Company, shall constitute a letter amendment to the above captioned Contract currently EWI and Shelby Gathering Partners under the following terms and conditions:

               1. It is acknowledged by and between the parties hereto as of this amendment that Seller is Shelby Gathering Partners, a Colorado general partnership composed of Interenergy Corporation, Managing Partner, and Nielson & Associates, Inc., and that Buyer is Energy West, Inc.

               2. To the extent that the above captioned Delivered Gas Purchase Contract dated December 1, 1985 is not amended by this Letter Amendment, same is ratified in full in all particulars. Any conflict between the terms of the aforedescribed Delivered Gas Purchase Contract and subsequent amendments (with the exception of this Amendment), the terms and conditions of the aforedescribed Delivered Gas Purchase Contract shall prevail. In the event of any conflict between the terms of the Delivered Gas Purchase Contract and this Letter Amendment, the terms and conditions of this Letter Amendment shall prevail.

               3. EFFECTIVE DATE. This amendment shall be effective from October 1, 1994.

     Mr. Lynn Hardin
     January 30, 1995
     Page 2


               4. QUANTITY OF GAS. Effective October 1, 1994, the Daily Contract Quantity ("DCQ") shall equal 839 MMBtu, resulting in an Annual Contract Quantity ("ACQ") of 306,293 MMBtu. Upon thirty (30) days notice to Buyer, Seller shall have the right to request a new production test for purposes of establishing a new DCQ, which may result in a revised ACQ per the above captioned Delivered Gas Purchase Contract.

               5. RELEASE FOR VOLUMES NOT TAKEN. Within five (5) days prior to the beginning of the month, Buyer shall provide written notice to Seller if Buyer anticipates not taking gas during the upcoming month. Buyer agrees to allow Seller to sell gas to third parties during periods where Buyer is not taking gas. Buyer accordingly releases Seller on a temporary basis to accomplish these sales.

               6.   PRICE PER MMBtu. $1.85 per MMBtu.

               7. DELIVERY POINT. At the interconnection between Seller's facilities and the Montana Power Company's transmission line in Toole County, Montana, or other mutually agreeable delivery points.

               8. RENEGOTIATION OF PRICE. Either party shall have the right to demand renegotiation pursuant to Article V of the above captioned Delivered Gas Purchase Contract between August 1 and September 30, inclusive, prior to the anniversary date of each contract year. Failure to make the demand in writing within the time allowed shall be deemed a waiver of the right to renegotiate. The first price renegotiation hereunder will be effective October 1, 1995.

               9. Pursuant to a Letter Amendment dated October 21, 1993 and effective January 1, 1994, to the above captioned Delivered Gas Purchase Contract, the DCQ was amended to 1,500 MMBtu per day. Through September 30, 1994, Buyer accumulated a purchase deficiency of take or pay purchases of approximately 60,000 MMBtu. As further consideration of the price to be paid by Buyer to Seller for the term herein set forth, Seller does

     Mr. Lynn Hardin
     January 30, 1995
     Page 3


     hereby forever waive the purchase deficiency accumulated under said Letter Amendment dated October 21, 1993.

                                        Sincerely,

                                        INTERENERGY CORPORATION



                                        By:  /s/ James P. Rode
                                             -----------------------------------
                                             James P. Rode, Executive Vice
                                             President and General Counsel

     ACCEPTED AND AGREED TO, this
     ____ day of _________________, 1995

     ENERGY WEST, INC.


     By:  /s/ Larry D. Geske
          ------------------------------
     Its
          ------------------------------

INTERENERGY CORPORATION
                                                                          [LOGO]
     P.O. Box 1612
     Owensboro, KY 42302-1612
     Tel. (502) 926-4185
     Fax (502) 683-7786

                                        August 30, 1995



     ENERGY WEST, INC.
     P. O. Box 2229
     Great Falls, MT 59403-2229

     Attention:  Mr. Lynn Hardin

     RE: Letter Amendment to that certain Natural Gas Supply Contract by and between Cody Gas Company, as Buyer, and Interenergy Resources Corporation, as Seller, dated May 1, 1995

     Gentlemen:

          Please accept this letter (Letter Amendment) as amending the above-named agreement. Specifically, the parties agree to amend said agreement as follows:

          1. For the period April 1, 1996 through October 31, 1996, Seller agrees to sell and deliver and Buyer agrees to purchase and receive five hundred thousand (500,000) MMBtu, ratably over said seven (7) month period.

          2. In consideration therefor, Buyer agrees to prepay Seller an amount equal to $695,000.00, which, on an MMBtu basis, shall be comprised of $1.00 gas commodity charge, and $.39 charge for transportation, storage and fuel. Said payment shall be made in three equal installments which shall be due on or before August 31, 1995, September 30, 1995 and October 31, 1995.

          3. In the event Buyer does not receive from Seller, for reasons other than force majeure that are within the control of Buyer, at least 71,400 MMBtu during any month during the above mentioned seven month period, the parties shall meet in an effort to negotiate a revised repayment schedule. Notwithstanding the foregoing, Seller is obligated hereunder to supply 71,400 MMBTU per month each month of the seven month period.

          All other provisions set out in the May 1, 1995 Agreement not in conflict with this Letter Agreement shall remain in full force and effect.

     ENERGY WEST, INC.
     August 30, 1995
     Page 2

          If the above reflects accurately your understanding of the transaction contemplated, please so indicate by executing in the space provided below and return one copy of this Letter Agreement to the undersigned.

                                        Very truly yours,

                                        INTERENERGY RESOURCES CORPORATION



                                        By:  /s/ James P. Rode
                                             -----------------------------------
                                             James P. Rode
                                             Executive Vice President

     AGREED AND ACCEPTED, this
     ____ day of August, 1995.

     ENERGY WEST, INC.



     By:  /s/ Larry D. Geske
          ------------------------------
     Title: President
            ----------------------------

INTERENERGY CORPORATION
                                                                          [LOGO]
     P.O. Box 1612
     Owensboro, KY 42302-1612
     Tel. (502) 926-4185
     Fax (502) 683-7786

                                        October 3, 1995



     Mr. Lynn Hardin
     ENERGY WEST, INC.
     One River Park Tower
     P. O. Box 2229
     Great Falls, MT 59403-2229

     RE: Delivered Gas Purchase Contract dated December 1, 1985 by and between Gateway Energy Corporation, "Seller" and Montana Power Company, "Buyer", Subsequently Assigned to Shelby Gathering Partners, "Seller" and Great Falls Gas Company, Successor in Title to Energy West, Inc. "Buyer"

     Dear Lynn:

               This will confirm our understanding that the above captioned agreement shall remain in full force and effect on a month to month basis until either Energy West or Shelby Gathering Partners notifies the other of its desire to negotiate a long-term price or to arbitrate per the terms of the Agreement. The price for the month of October for gas delivered from Shelby Gathering Partners' Shelby System in Toole County, Montana, shall be $1.30 per MMBtu. If you are in agreement, please return one fully executed version of this letter agreement to me, retaining the other for your files.

                                        Sincerely,

                                        INTERENERGY CORPORATION


                                        By:  /s/ James P. Rode
                                             -----------------------------------
                                             James P. Rode, Executive Vice
                                             President and General Counsel

     ACCEPTED AND AGREED TO, this
     ____ day of__________________, 1995.

     ENERGY WEST, INC.



     By:  /s/ Larry D. Geske
          ------------------------------
          It:  President & CEO
               -------------------------

INTERENERGY CORPORATION
                                                                          [LOGO]
     P.O. Box 1612
     Owensboro, KY 42302-1612
     Tel. (502) 926-4185
     Fax (502) 683-7786

                                        October 31, 1995



     Mr. Lynn Hardin
     ENERGY WEST, INC.
     One River Park Tower
     P. O. Box 2229
     Great Falls, MT 59403-2229

     RE: Delivered Gas Purchase Contract dated December 1, 1985 by and between Gateway Energy Corporation, "Seller" and Montana Power Company, "Buyer", Subsequently Assigned to Shelby Gathering Partners, "Seller" and Great Falls Gas Company, Successor in Title to Energy West, Inc. "Buyer"

     Dear Lynn:

               This will confirm our understanding that the above captioned agreement shall remain in full force and effect on a month to month basis until either Energy West or Shelby Gathering Partners notifies the other of its desire to negotiate a long-term price or to arbitrate per the terms of the Agreement. The price for the month of November for gas delivered from Shelby Gathering Partners' Shelby System in Toole County, Montana, shall be $1.60 per MMBtu. If you are in agreement, please return one fully executed version of this letter agreement to me, retaining the other for your files.

                                        Sincerely,

                                        INTERENERGY CORPORATION


                                        By:  /s/ James P. Rode
                                             -----------------------------------
                                             James P. Rode, Executive Vice
                                             President and General Counsel

     ACCEPTED AND AGREED TO, this
     ____ day of _________________, 1995.

     ENERGY WEST, INC.



     By:  /s/ Larry D. Geske
          ------------------------------
          Its: President & CEO
               -------------------------

INTERENERGY CORPORATION
                                                                          [LOGO]
     P.O. Box 1612
     Owensboro, KY 42302-1612
     Tel. (502) 926-4185
     Fax (502) 683-7786

                                        December 21, 1995



     Mr. Lynn Hardin
     ENERGY WEST, INC.
     One River Park Tower
     P. O. Box 2229
     Great Falls, MT 59403-2229

     RE: Delivered Gas Purchase Contract dated December 1, 1985 by and between Gateway Energy Corporation, "Seller" and Montana Power Company, "Buyer", Subsequently Assigned to Shelby Gathering Partners, "Seller" and Great Falls Gas Company, Successor in Title to Energy West, Inc. "Buyer"

     Dear Lynn:

               This will confirm our understanding that the above captioned agreement shall remain in full force and effect on a month to month basis until either Energy West or Shelby Gathering Partners notifies the other of its desire to negotiate a long-term price or to arbitrate per the terms of the Agreement. The price for the period of January 1, 1996 through March 31, 1996 for gas delivered from Shelby Gathering Partners' Shelby System in Toole County, Montana, shall be $1.80 per MMBtu. If you are in agreement, please return one fully executed version of this letter agreement to me, retaining the other for your files.

                                        Sincerely,

                                        INTERENERGY CORPORATION



                                        By:  /s/ James P. Rode
                                             -----------------------------------
                                             James P. Rode, Executive Vice
                                             President and General Counsel

     ACCEPTED AND AGREED TO, this
     ____ day of _________________, 1995.

     ENERGY WEST, INC.



     By:  /s/ Larry D. Geske
          ------------------------------
          Its: President & CEO
               -------------------------

                                                 INTERENERGY CORPORATION

                                                 Post Office Box 1612

                                                 Owensboro, Kentucky  42302-1612


                                             [LOGO]


                                                 502 926-4185

                                                 502 683-7786 Fax


                                        April 25, 1996



Mr. Lynn Hardin
ENERGY WEST, INC.
One River Park Tower
P. O. Box 2229
Great Falls, MT 59403-2229

RE: Delivered Gas Purchase Contract dated December 1, 1985 by and between Gateway Energy Corporation, "Seller" and Montana Power Company, "Buyer", Subsequently Assigned to Shelby Gathering Partners, "Seller" and Great Falls Gas Company, Successor in Title to Energy West, Inc. "Buyer"

Dear Lynn:

          This will confirm our understanding that the price to be paid pursuant to the above captioned agreement for the period of May 1, 1996 through September 30, 1996 for gas delivered from Shelby Gathering Partners' Shelby System in Toole County, Montana, shall be $1.60 per MMBtu. Energy West agrees to take the balance of the ACQ during this period. If you are in agreement, please return one fully executed version of this letter agreement to me, retaining the other for your files.

                                        Sincerely,

                                        INTERENERGY CORPORATION


                                        By:  /s/ James P. Rode, (KDE)
                                             -----------------------------------
                                             James P. Rode, Executive Vice
                                             President and General Counsel

ACCEPTED AND AGREED TO, this
2 day of May, 1996.

ENERGY WEST, INC.

By:  /s/ Larry D. Geske
     -----------------------------------
     Its President & CEO
          ------------------------------

                                                 INTERENERGY CORPORATION

                                                 Post Office Box 1612

                                                 Owensboro, Kentucky  42302-1612


                                             [LOGO]


                                                 502 926-4185

                                                 502 683-7786 Fax


                                        January 29, 1997



Mr. Lynn Hardin
ENERGY WEST, INC.
One River Park Tower
P. O. Box 2229
Great Falls, MT 59403-2229

RE: Delivered Gas Purchase Contract dated December 1, 1985 by and between Gateway Energy Corporation, "Seller" and Montana Power Company, "Buyer", Subsequently Assigned to Shelby Gathering Partners, "Seller" and Great Falls Gas Company, Successor in Title to Energy West, Inc. "Buyer"

Dear Lynn:

          This will confirm our understanding that the price to be paid pursuant to the above captioned agreement for the period beginning January 1, 1997 through December 31, 1997 for gas delivered from Shelby Gathering Partners' Shelby System in Toole County, Montana, shall be $1.75 per MMBtu. Buyer shall purchase 100% of Seller's deliverability from January 1, 1997 through May 31, 1997 and from October 1, 1997 through December 31, 1997 in satisfaction of the ACQ for the year. To the extent of any inconsistencies between the above captioned Contract and this letter agreement, the terms and conditions of this letter agreement shall prevail. If you are in agreement, please return one fully executed version of this letter agreement to me, retaining the other for your files.

                                        Sincerely,

                                        INTERENERGY CORPORATION



                                        By:  /s/ James P. Rode
                                             -----------------------------------
                                             James P. Rode, Executive Vice
                                             President and General Counsel

ACCEPTED AND AGREED TO, this
____ day of ________________, 1997.

ENERGY WEST, INC.



By:  /s/ Larry D. Geske
     -----------------------------------
     Its President & CEO
          ------------------------------

                                                    INTERENERGY CORPORATION

                                                    1700 Broadway, Suite 1150

                                                    Denver, Colorado  80290-1101


                                                [LOGO]


                                                    303 860-8949

                                                    303 860-9128 Fax


                                        April 11, 1997



ENERGY WEST, INC.
a/k/a Great Falls Gas Company
One River Park Tower
P. O. Box 2229
Great Falls, MT 59403-2229

Attention:  Mr. Lynn Hardin

RE:  Shelby Gathering Partners

Dear Lynn:

          Effective March 1, 1997, Shelby Gathering Partners sold the Shelby Natural Gas Gathering System and associated assets to T&O, LLC. The following is a list of names and addresses of various contact people in the T&O organization with which you will be dealing in the future:

                         T&O, LLC
                         4455 E. Camelback, Suite E-160
                         Phoenix, AZ  85018
                         602/912-9006
                         602/9124840 (FAX)
                         Attn: Charles Taylor, President

          Pursuant to that certain Delivered Gas Purchase Contract dated December 1,1985 by and between Gateway Energy Corporation, "Seller", and the Montana Power Company, "Buyer", subsequently assigned to Great Falls Gas Company as Buyer and Shelby Gathering Partners as Seller, specifically Article XIV,
Section 2 - "Assignment", enclosed herewith please find an original or certified copy of the conveyance document transferring the assets of Shelby Gathering Partners to T&O, LLC.

          Should you have any questions regarding this acquisition and future operations, please contact T&O, LLC.

                                        Very truly yours,

                                        SHELBY GATHERING PARTNERS,
                                        by Interenergy Corporation,
                                        Managing Partner



                                        By:  /s/ Joseph L. Schmid
                                             -----------------------------------
                                        Its Vice President
                                             -----------------------------------

              EXHIBIT "A" TO THAT CERTAIN ASSET PURCHASE AGREEMENT
                    BY AND BETWEEN SHELBY GATHERING PARTNERS,
            A COLORADO GENERAL PARTNERSHIP, INTERENERGY CORPORATION,
                         MANAGING PARTNER, "SELLER", AND
                                T&O, LLC, "BUYER"


I.   GAS SALES AGREEMENT

     1. Agreement dated December 1, 1985 by and between Gateway Energy Corporation, "Seller" and Montana Power Company, "Buyer", subsequently assigned to Shelby Gathering Partners, "Seller" and Great Falls Gas Company, Successor in Title to Energy West, Inc. "Buyer", and as most recently amended by Amendment dated January 29, 1997.

II.  WELLHEAD GAS PURCHASE AGREEMENTS

     1. Agreement dated December 1, 1985 by and between Inland Energy, "Seller", and Gateway Energy Corporation, "Buyer"

     2. Agreement dated December 1, 1985 by and between Crescent Oil & Gas Corporation, "Seller", and Gateway Energy Corporation, "Buyer"

     3. Agreement dated December 1, 1985 by and between Frederick Operating Co., Inc., "Seller", and Gateway Energy Corporation, "Buyer"

     4. Agreement dated September 1, 1987 by and between Branch Oil & Gas, "Seller", and Gateway Energy Corporation, "Buyer"

     5. Agreement dated November 1, 1987 by and between Cavalier Petroleum, Inc., "Seller", and Gateway Energy Corporation, "Buyer"

     6. Agreement dated January 1, 1988 by and between CDM Oil & Gas, "Seller", and Gateway Energy Corporation, "Buyer"

     7. Agreement dated November 1, 1988 by and between Keesun Partners, a Wyoming partnership, "Seller", and Gateway Energy Corporation, "Buyer"

     8. Agreement dated September 1, 1989 by and between Trelexploration Limited, "Seller", and Gateway Energy Corporation, "Buyer"

     9. Agreement dated October 1, 1989 by and between Keesun Partners, a Wyoming partnership, "Seller", and Gateway Energy Corporation, "Buyer"

III. FACILITY DATA - SHELBY GATHERING SYSTEM

PLANT EQUIPMENT:

Dew Point Control Unit
Glycol Dehydration Unit

COMPRESSORS:


Unit#     Location       Compressor          Engine                   BHP            Cylinders
-----     --------       ----------          ------                   ---            ---------
1         Sales          Superior W-64       Superior 6G-825          650            (1)5.75x6(1)9.75x6

2         Gathering      Gardner RLC         Ford 300                  50            (1)18.50x6
                                                                      ---

                                                               Total: 700


PIPELINE EQUIPMENT:

Type                Size           Miles
----                ----           -----

Gathering
Steel               3"               3
Poly                6"               2
Poly                4"               8
Poly                3"              13
Poly                2"               8
                                    --

                    Total           34


THROUGHPUT CAPACITY:                    2,000 Mcf per day (Sales Compression
                                        Limitation)

CATHODIC:                               Yes

SALES GAS DELIVERY PIPELINE:            Montana Power Company

DELIVERY INTERCONNECT LOCATION:         SEC19-T33N-R1W

METER STATIONS:

Master:         2
Gathering:     38
Fuel            1
               --

     Total:    41

DEHYDRATORS:                            1

PIG LAUNCHERS/RECEIVERS:                0

VEHICLES:                               0

NUMBER OF WELLS:                       38

                                    EXHIBIT B

                               GENERAL CONVEYANCE


KNOW ALL MEN BY THESE PRESENTS:

     THAT, the undersigned, SHELBY GATHERING PARTNERS, a Colorado general partnership, Interenergy Corporation, Managing Partner, with an address at 1700 Broadway - Suite 1150, Denver, CO 80290, (herein "Assignor") for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer and convey unto T&O, LLC, (herein "Assignee"), with an address of 4455 E. Camelback, Suite E-160, Phoenix, AZ 85018, all of Assignor's right, title and interest in and to the following properties, assets, contracts and other rights, both real and personal, all of which together are herein called the "Assets":

          a. All of the right, title and interest in and to that certain Shelby Gas Gathering System and Gas Processing Facility, located in Toole County, Montana (the "System"), together with all improvements, equipment, equipment leases, easements, permits, licenses, servitude, rights-of-way, surface leases and other surface rights used in connection with the System, all as more particularly described on Exhibit "A";

          b. All files, books, records, papers, and instruments, including all of the Seller's counterparts of all conveyed contracts, all documents of title relating to the Assets, blueprints, specifications, plats, maps, surveys, accounting and financial records and sales and property tax records directly related to the System;

          c. To the extent transferable, all licenses, certificates, approvals, registrations, variances, exemptions, rights-of-way, privileges, immunities, grants, permits, franchises, consents, authorizations or other rights of every kind and character held by Seller and directly related to the ownership or operation of the Assets; and,

          d. All other or additional privileges, rights, interests, properties, contracts, agreements and assets of the Seller of every kind and description and located upon the Assets that are used or intended for use in connection with the continued conduct of the Assets as presently being conducted.

          This Assignment is made expressly subject to and in accordance with the terms and conditions of that certain Asset Purchase Agreement between Assignor and Assignee, dated March 25, 1997 (the "Agreement") and all covenants, indemnities and obligations of the parties under the Agreement shall survive the execution and delivery of this Assignment strictly in accordance, and only in accordance with the terms of the Agreement, it being expressly understood that any and all representations or warranties of the parties contained in the Agreement are terminated, extinguished and of no further force or effect upon the delivery of this Assignment except to the extent expressly stated as surviving the delivery of this Assignment. By acceptance hereof, Assignee agrees to take and receive the Assets in accordance with the Agreement, including, without limitation all assumptions of liabilities contained therein.

          ASSIGNOR IS MAKING NO REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, BEYOND THOSE EXPRESSLY GIVEN HEREIN, AND IT IS UNDERSTOOD THAT WITH RESPECT TO EQUIPMENT AND PERSONAL PROPERTY COMPRISING PORTIONS OF THE ASSETS, ASSIGNEE SHALL TAKE THOSE "AS IS" AND "WHERE IS," WITH ALL FAULTS. WITHOUT LIMITING THE GENERALITY OF THE IMMEDIATELY FOREGOING, ASSIGNOR HEREBY (I) EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, RELATING TO (A) THE CONDITION OF THE SYSTEM (INCLUDING WITHOUT LIMITATION ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS) (B) THE ENVIRONMENTAL CONDITION OF ANY OF THE ASSETS,
(C) TITLE TO ANY OF THE ASSETS, OR (D) ANY INFRINGEMENT BY ASSIGNOR OR ANY OF ITS AFFILIATES OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY; AND (II) NEGATES ANY RIGHTS UNDER STATUTES TO CLAIM DIMINUTION OF CONSIDERATION AND ANY CLAIMS FOR DAMAGES BECAUSE OF HIDDEN OR LATENT DEFECTS, WHETHER KNOWN OR UNKNOWN, IT BEING THE INTENTION OF ASSIGNOR AND ASSIGNEE THAT THOSE PROPERTIES ARE TO BE ACCEPTED BY ASSIGNEE IN THEIR PRESENT CONDITION AND STATE OF REPAIR.

          All of the provisions of this Assignment shall be available to and binding upon the respective successors and assigns of Assignor and Assignee herein.

          Assignor hereby warrants title to the Assets against all lawful claims of persons claiming by, through, or under Assignor, but not otherwise.

          EXECUTED this 25th day of March, 1997, but effective for all purposes as of 7:00 a.m., MST on March 1, 1997.

ASSIGNOR:
SHELBY GATHERING PARTNERS,
a Colorado general partnership,
Interenergy Corporation, Managing Partner



By:  /s/ Joseph L. Schmid
     -----------------------------------
     Joseph L. Schmid
     Vice President


ASSIGNEE:
T&O, LLC


By:  /s/ Charles Taylor
     -----------------------------------
Name:  Charles Taylor
       ---------------------------------
Title: President
       ---------------------------------




This is a true and correct copy of the original.



/s/ Janice C. Hoft  4/11/97
----------------------------------------
Notary Public


     My Commission Expires 12-24-97

THE STATE OF   COLORADO  )
               --------
                         )
COUNTY OF      DENVER    )
               ------

          The foregoing instrument was acknowledged before me this 25th day of March, 1997, by Joseph Schmid, the Vice President of SHELBY GATHERING PARTNERS, a Colorado general partnership, Interenergy Corporation, Managing Partner.


          Witness my Hand and Official Seal.

          My Commission expires:   My Commission Expires 12-24-97
                                   -----------------------------------


                                        /s/ Janice C. Hoft
                                        ----------------------------------------
                                        Notary Public

THE STATE OF   ARIZONA   )
               -------
                         )
COUNTY OF      MARICOPA  )
               --------


          The foregoing instrument was acknowledged before me this 25th day of March, 1997, by Charles Taylor, the President of T&O, LLC.


          Witness my Hand and Official Seal.

          My Commission expires:   8/19/2000
                                   ---------------


[NOTARY SEAL]                           /s/ Meredith A. Lightcap
                                        ----------------------------------------
                                        Notary Public